UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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MIMEDX GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MIMEDX GROUP, INC.
60 Chastain Center Blvd., Suite 60
Kennesaw, GA 30144
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on December 14, 2011
The Annual Meeting of Shareholders of MiMedx Group, Inc. (“MiMedx” or the “Company”) will be held on December 14, 2011, at 11:00 a.m. Eastern Standard Time at the Embassy Suites Hotel, 620 Chastain Road, NW, Kennesaw, GA, for the following purposes:
1.	To elect four Class I directors;

2.	To approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to increase the number of authorized shares of the Company’s capital stock from 105,000,000 shares to 115,000,000 shares, and to increase the number of shares designated as common stock from 100,000,000 shares ($.001 par value) to 110,000,000 shares ($.001 par value);

3.	To approve an amendment to the Company’s Assumed 2006 Stock Incentive Plan;

4.	To ratify the appointment of Cherry, Bekaert & Holland L.L.P. as our independent registered public accounting firm for the current fiscal year; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.
The Board of Directors has fixed the close of business on November 4, 2011, as the record date for us to determine those shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders.
Shareholders who cannot attend the Annual Meeting may vote their shares over the Internet or by telephone, or by completing and promptly returning the enclosed proxy card or voting instruction form. Internet and telephone voting procedures are described in the enclosed proxy statement and on the proxy card or, if shares are held in “street name,” on the voting instruction form that shareholders receive from their brokerage firm, bank or other nominee in lieu of a proxy card.
Please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. Even though you submit your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. If you want to revoke your proxy at a later time for any reason, you may do so in the manner described in the attached proxy statement.
I look forward to welcoming you to the meeting.

Very truly yours,

/s/ Roberta L. McCaw Roberta L. McCaw
Secretary
November 24, 2011

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MIMEDX GROUP, INC.
60 Chastain Center Blvd., Suite 60
Kennesaw, GA 30144
PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS
To Be Held On December 14, 2010
This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders of MiMedx Group, Inc. (“MiMedx” or the “Company”) to be held on December 14, 2011, at 11:00 a.m. Eastern Standard Time at the Embassy Suites Hotel, 620 Chastain Road, NW, Kennesaw, GA.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 14, 2011
The Proxy Statement, form of proxy our 2010 Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2010, are available at
http://www.proxyvote.com
This Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2010, and the enclosed proxy card are being first sent or given to shareholders on or about November 24, 2011. The enclosed proxy card is solicited by the Company on behalf of our Board of Directors and will be voted at the Annual Meeting of Shareholders and any adjournments thereof.
Shareholders as of the close of business on November 4, 2011, the record date, may vote at the Annual Meeting. As of the record date, 74,256,895 shares of common stock were outstanding and entitled to vote. Shareholders have one vote, non-cumulative, for each share of common stock held on the record date, including shares held directly in their name as “shareholder of record” and shares held in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank or nominee how to vote their shares.
This solicitation is being made by mail and may also be made in person or by fax, telephone or Internet by the Company’s officers, directors or employees. The Company will pay all expenses incurred in this solicitation. The Company will request banks, brokerage houses and other institutions, nominees and fiduciaries to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse these parties for their reasonable expenses in forwarding proxy materials to beneficial owners.
Proposals for Shareholder Action
The matters proposed for consideration at the meeting are:
•	the election of four Class I directors;
•	approval of an amendment to the Company’s Articles of Incorporation (the “Articles”) to increase the number of authorized shares of the Company’s capital stock from 105,000,000 shares to 115,000,000 shares, and to increase the number of shares designated as common stock from 100,000,000 shares ($.001 par value) to 110,000,000 shares ($.001 par value);
•	approval of an amendment to the Company’s Assumed 2006 Stock Incentive Plan;
•	ratification of the appointment of Cherry, Bekaert & Holland L.L.P. as our independent registered public accounting firm for the current fiscal year; and
•	the transaction of such other business as may come before the meeting or any adjournment thereof.
Our Board of Directors recommends that you vote “FOR” the director nominees and the other proposals.

A-1

Voting
Shareholders of record may vote:
•	By Mail — To vote by mail using the enclosed proxy card, shareholders will need to complete, sign and date the proxy card and return it promptly in the envelope provided or mail it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. When the proxy card is properly executed, dated, and timely returned, the shares it represents will be voted in accordance with its instructions.

•	By Internet — Shareholders may vote over the Internet, by going to “www.proxyvote.com.” Shareholders will need to type in the Company Number and the Account Number indicated on the proxy card and follow the instructions.

•	By Telephone — Shareholders may vote over the telephone, by dialing 1-800-690-6903 in the United States or Canada from any touch-tone telephone and following the instructions. Shareholders will need the Company Number and the Account Number indicated on the proxy card.

•	By Attending the Meeting in Person — Shareholders may vote by attending the meeting in person and voting. Please contact Leana Moss at 678-384-6733 or lmoss@mimedx.com in order to obtain directions to the Annual Meeting.
Internet and telephone voting facilities will close at 11:59 p.m., Eastern Standard Time, on December 13, 2011.
In addition, a large number of banks and brokerage firms participate in online programs that provide eligible beneficial owners who hold their shares in “street name” rather than as a shareholder of record, with the opportunity to vote over the Internet or by telephone. “Street name” shareholders who elected to access the proxy materials electronically over the Internet through an arrangement with their brokerage firm, bank or other nominee should receive instructions from their brokerage firm, bank or other nominee on how to access the shareholder information and voting instructions. If shareholders hold shares in “street name” and the voting instruction form received from the brokerage firm, bank or other nominee does not reference Internet or telephone information, or if you prefer to vote by mail, please complete and return the paper voting instruction form. In order to vote shares held in “street name” in person at the Annual Meeting, a proxy issued in the owner’s name must be obtained from the record holder (typically your brokerage firm, bank or other nominee) and presented at the Annual Meeting.
Shareholders of record and “street name” shareholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers, for which the shareholder is responsible.
If no instructions are indicated, your proxy will be voted “FOR” the election of the director nominees and the other proposals.
Other Matters
It is not anticipated that any other matters will be considered at the Annual Meeting. If, however, any other matter properly comes before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote the proxy in accordance with their best judgment on any such matter.
Revocation of Proxies
Each shareholder sending a proxy will have the power to revoke it at any time before it is exercised. The proxy may be changed or revoked before it is exercised by sending a written revocation or a duly executed proxy bearing a later date to us at our principal offices at 60 Chastain Center Blvd., Suite 60, Kennesaw, Georgia 30144, Attention: Corporate Secretary. The proxy may also be revoked by attending the meeting and voting in person.

Quorum and Vote Required
The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting and at any adjournments thereof. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining if a quorum is present at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, the chairman of the meeting or the shareholders holding a majority of the shares of common stock entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time without notice, other than an announcement at the meeting, until a quorum is present or represented. Directors, officers and employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or telegram. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled.
Directors are elected by the affirmative vote of the holders of a plurality of the shares of our capital stock present in person or represented by proxy and entitled to vote at the Annual Meeting of Shareholders. The affirmative vote of the holders of a majority of the shares of stock present in person or represented in proxy and entitled to vote is required to approve the other proposals.
Votes cast in person or by proxy, abstentions and broker non-votes will be tabulated by the inspector of election and will be considered in the determination of whether a quorum is present at the Annual Meeting. The inspector of election will treat shares represented by executed proxies that abstain as shares that are present and entitled to vote for purposes of determining the approval of such matter and will have the same effect as a vote against the proposal. If, with respect to any shares, a broker or other nominee submits a proxy card with a broker non-vote on one or more proposals, those shares will not be treated as present and entitled to vote for purposes of determining the approval of any such proposal.
No Appraisal Rights
No appraisal rights are available under Florida law or our Charter or bylaws if you dissent from or vote against any of the proposals presented for consideration, and we do not plan to independently provide any such right to shareholders.
ELECTION OF DIRECTORS
(PROPOSAL 1)
Our bylaws provide that our Board may set the number of directors at no less than three. Our Board currently consists of ten directors who are divided into three classes. At each Annual Meeting the terms of one class of directors expire and persons are elected to that class for terms of three years or until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Our current Board members, the classes in which they serve and the expiration of their terms as directors are as set forth in the table below:

Class Designation	Directors	Term Expiration

Class I	Kurt M. Eichler Charles E. Koob Andrew K. Rooke, Jr. William C. Taylor	2011 Annual Meeting of Shareholders

Class II	Joseph G. Bleser Steven Gorlin Bruce L. Hack	2012 Annual Meeting of Shareholders

Class III	J. Terry Dewberry Larry W. Papasan Parker H. Petit	2013 Annual Meeting of Shareholders

Based on the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board has nominated Kurt M. Eichler, Charles E. Koob, Andrew K. Rooke, Jr., and William C. Taylor for election as Class I Directors of the Company at the 2011 Annual Meeting of Shareholders. The Class I Directors’ next term expires at the 2014 Annual Meeting or upon their respective successors being elected and qualified or until their earlier death, resignation, removal or termination. Mr. Taylor has agreed to resign his position if he ceases to be an officer of the Company. All nominees have consented to serve as directors if elected.
With respect to the election of directors, you may (i) vote “for” all of the nominees, or (ii) “withhold” with respect to some or all nominees. Directors are elected by the affirmative vote of the holders of a plurality of the shares of our capital stock present in person or represented by proxy and entitled to vote at the Annual Meeting of Shareholders. As a result, the four director nominees that receive the most votes will be elected. Broker non-votes will not be counted as votes for or against any nominee or director. In the event that any nominee should become unable or unwilling to serve as a director, it is the intention of the persons named in the proxy to vote for the election of such substitute nominee for the office of director as the Board of Directors may recommend. It is not anticipated that any nominee will become unable or unwilling to serve as a director.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
THE NOMINEES TO SERVE AS DIRECTORS.
Set forth below is certain information regarding our director nominees and other directors who will continue serving on the Board after the Annual Meeting, including certain individual qualifications and skills of our directors that contribute to the effectiveness of our Board. There are no family relationships among any of our directors or executive officers.
DIRECTORS WHOSE TERMS EXPIRE AT THE 2011 ANNUAL MEETING,
CLASS I
Kurt M. Eichler, age 53, serves on our Board of Directors. He became a Director of Alynx in February 2008 and of MiMedx Group, Inc. in March 2008. He was first elected as a Director of MiMedx, Inc. in April 2007. Mr. Eichler is employed by LCOR Incorporated, a multi-billion dollar real estate investment and development company, where he has worked since 1981 and is currently serving as Principal and Executive Vice President in charge of operations of the metropolitan New York region. Mr. Eichler also serves on LCOR’s Executive Committee. Previously, Mr. Eichler worked for Merrill Lynch, Hubbard in the Real Estate Debt and Equity Finance Group. During his tenure at LCOR, Mr. Eichler has assumed responsibility for the acquisition, development, management and sale of millions of square feet of real estate, including urban and suburban office properties, multifamily rental communities and a $1.4 billion airline terminal redevelopment project at John F. Kennedy International Airport. Among the other major developments on which Mr. Eichler has worked are 101 Hudson in Jersey City, New Jersey, a 1.2 million-square-foot, 42-story office tower; and the Foley Square Federal Office Building in New York City, a 974,000 square-foot, 34-story office tower for the US Attorney’s office, the Environmental Protection Agency and the Internal Revenue Service. Currently, Mr. Eichler is an investor in several biotech companies, and his previously served as a Director of DARA BioSciences, Inc, a publicly-traded company [NasdaqCM: DARA]. Mr. Eichler was nominated as a director due to his extensive business experience, both as an executive and as a director.

Charles E. (“Chuck”) Koob, age 66, serves on our Board of Directors. He became a Director of Alynx in February 2008, and of MiMedx Group, Inc. in March 2008. He was first elected as a Director of MiMedx, Inc. in April 2007. Mr. Koob joined the law firm of Simpson Thacher & Bartlett, LLP in 1970 and became a partner in 1977. He retired from that firm on January 1, 2007. While at that firm, Mr. Koob was the co-head of the Litigation Department and served on the Firm’s Executive Committee. Mr. Koob specialized in competition, trade regulation and antitrust issues. Throughout his 37-year tenure, he represented clients before the Federal Trade Commission, the Antitrust Division of the Department of Justice, and numerous state and foreign competition authorities. His résumé includes the representation of Virgin Atlantic Airways, Archer Daniels Midland, and Kohlberg Kravis Roberts and Co. He received his B.A. from Rockhurst College in 1966 and his J.D. from Stanford Law School in 1969. Mr. Koob is co-chair of the Steering Committee for the current campaign for Stanford Law School and serves on the board of Stanford Hospital and Clinics. He also serves on the boards of a private medical device company and a drug development company. Mr. Koob is the brother of Dr. Thomas J. Koob, Chief Scientific Officer of MiMedx Group, Inc. Mr. Koob was nominated as a director due to his 37 years of legal expertise in representing both publicly traded and privately held businesses.
Andrew K. “Kreamer” Rooke, Jr., age 27, serves on our Board of Directors. He became a Director of MiMedx Group, Inc. in February 2009. Mr. Rooke is an investor in the Company and worked directly with Steven Gorlin from 2006 to 2008, during which time he advised on the acquisition of SpineMedica, Inc. and aided in the Company’s emergence into the public markets. During this time he also worked with the Gorlin Companies, assisting in the management and capitalization of portfolio companies and new investment opportunities. Kreamer has worked as an Investment Banking Analyst in the Healthcare Group of Collins Stewart, Inc. and as a Private Equity Associate with Larsen MacColl Partners, a Philadelphia-based private equity firm focused on lower/middle market opportunities. Currently, he is a Director and Chief Financial Officer of Monarch Medical, LLC, a Diagnostic Imaging Company based in New York. Mr. Rooke studied at the University of Pennsylvania, where he received a bachelor’s degree in Economics. Mr. Rooke was nominated as a director due to his investment expertise.
William C. Taylor, age 43, became our President and Chief Operating Officer in September 2009. He is an operating executive with more than 20 years’ experience in healthcare product design, development and manufacturing. From 2001 through 2008, Mr. Taylor was President and CEO of Facet Technologies, LLC, a medical device company focused on medical device design, development, and manufacturing for OEM clients, such as Abbott, Bayer, BD, LifeScan (J&J), Roche, and Flextronics. Over his 14 year career at Facet and its predecessor company, he held various management positions, beginning with R&D, QA & Regulatory Affairs and progressing through General Management. Mr. Taylor was instrumental in growing the design and manufacturing business from $14 million in revenue to over $40 million at the time the company was sold to Matria Healthcare in March 2008. As President, he led the company to the number one market position in Microsampling and grew it to over $85 million in revenue. He also led the company as CEO for 18 months after it was sold to a private equity company. Mr. Taylor started his career in healthcare at Miles, Inc., Diagnostics Division (now Bayer Healthcare) as an engineering co-op, and then progressed to project management and senior mechanical engineering positions. A graduate of Purdue University, Mr. Taylor holds a Bachelor of Science degree in Mechanical Engineering and is co-inventor on eight patents. He currently serves on the Advisory Board of the Georgia Tech Institute for Bioengineering and Bioscience. Mr. Taylor was nominated as a director due to his extensive experience as an operating executive in the medical device sector.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2012 ANNUAL MEETING,
CLASS II
Joseph G. Bleser, age 66, serves on our Board of Directors. He became a Director of MiMedx Group, Inc. in September 2009. He has been the Managing Member of J. Bleser, LLC, a financial consulting firm, since July 1998. Prior to July 1998, Mr. Bleser had over fifteen years’ experience as chief financial officer and other financial executive positions in various publicly traded companies, including HBO & Company, Allegiant Physician Services, Transcend Services, Inc. and Healthcare.com. Mr. Bleser is a Certified Public Accountant with ten years of experience in public accounting with Arthur Andersen LLC, an international public accounting firm. Mr. Bleser is a member of the Board of Directors and the Corporate Governance Committee and Chairman of the Audit Committee of Transcend Services, Inc. [NASDAQ: TRCR]. Mr. Bleser also served as a Director and Chairman of the Audit Committee of Matria Healthcare, Inc. until it was acquired by Inverness Medical Innovations, Inc. in May 2008. In addition, Mr. Bleser serves on the Board of Directors of a privately held information technology solutions company. Mr. Bleser was nominated as a director due to his extensive financial background and experience as a member of the Audit Committee of other publicly traded companies.
Steve Gorlin, age 74,serves as a Director of the Company. He served as Chairman of the Board of Directors and a Director of Alynx Co. (“Alynx”), the Company’s predecessor, during February 2008, and MiMedx Group, Inc. from March 2008 to February 2009. Mr. Gorlin served as Chairman of MiMedx, Inc. from its inception in November 2006 to February 2009. Mr. Gorlin continues to serve as Vice Chairman of the Company and as an advisor to Mr. Petit and in connection with the Company’s efforts to raise capital. Over the past 35 years, Mr. Gorlin has founded several biotechnology and pharmaceutical companies, including Hycor Biomedical, Inc., Theragenics Corporation, CytRx Corporation, Medicis Pharmaceutical Corporation, EntreMed, Inc., Surgi-Vision, Inc., DARA BioSciences, Inc. [NasdaqCM:DARA], SpineMedica Corp., and Medivation, Inc. [NasdaqGM: MDVN]. Mr. Gorlin served as the Chairman of the Board of Directors and Chief Executive Officer of DARA BioSciences, Inc. from July 2002 to January 2007, and continued to serve as Co-Chairman of the Board of Directors until January 2009. Mr. Gorlin also currently serves on the Board of Directors of the following private companies: Nano Technology Corporation (China) and DemeRx, Inc. Mr. Gorlin served for many years on the Business Advisory Council to the Johns Hopkins School of Medicine and presently serves on the boards of The Johns Hopkins Alliance for Science and Technology Development and The Johns Hopkins Bioengineering Advisory Board, as well as the board of the Andrews Foundation for Research and Education. He also founded a number of non-medical related companies, including Perma-Fix, Inc., Pretty Good Privacy, Inc., and Judicial Correction Services, Inc. He started The Touch Foundation, a nonprofit organization for the blind and was a principal financial contributor to the founding of Camp Kudzu for diabetic children. Mr. Gorlin was nominated as a director due to his extensive healthcare business experience and success in founding and nurturing biotechnology and pharmaceutical companies.
Bruce L. Hack, age 61, serves on our Board of Directors. He became a director of MiMedx Group, Inc. in December 2009. Mr. Hack was Vice Chairman of the Board of Directors and Chief Corporate Officer of Activision Blizzard (Nasdaq:ATVI) until 2009. Prior to that, Mr. Hack was Chief Executive Officer of Vivendi Games, from 2004 to 2008, Vice Chairman of the Board of Directors of Universal Music Group, from 1998 to 2001, and Chief Financial Officer of Universal Studios, from 1995 to 1998. From 1982-1994, Mr. Hack held several positions at The Seagram Company, including: Assistant to the Executive Vice President, Sales and Marketing for Seagram USA; Director, Strategic Planning, at The Seagram Company Ltd.; and Chief Financial Officer of Tropicana Products, Inc. Prior thereto, he was a trade negotiator for the U.S. Treasury. He has been director of iSuppli Corporation since September 2007. Mr. Hack earned a B.A. in government at Cornell University and an M.B.A. in finance at the University of Chicago. Mr. Hack was nominated as a director due to his business expertise, particularly as it relates to sales and marketing, and experience as a member of the Boards of Directors of other companies, both public and private.

DIRECTORS WHOSE TERMS EXPIRE AT THE 2013 ANNUAL MEETING,
CLASS III
J. Terry Dewberry, age 67, serves on our Board of Directors. He became a Director of MiMedx Group, Inc. in September 2009. Mr. Dewberry is a private investor with significant experience at both the management and board levels in the healthcare industry. He has extensive experience in corporate mergers and takeovers on both the buy and sell sides at sizes up to $5 billion. He has served on the Boards of Directors of several publicly traded healthcare products and services companies, including Respironics, Inc. (Nasdaq:RESP) (1998-2008), Matria Healthcare, Inc. (Nasdaq:MATR) (2006-2008), Healthdyne Information Enterprises, Inc. (1996-2002), Healthdyne Technologies, Inc. (1993-1997), Home Nutritional Services, Inc. (1989-1994) and Healthdyne, Inc. (1981-1996). From March 1992 until March 1996, Mr. Dewberry was Vice Chairman of Healthdyne, Inc. From 1984 to 1992, he served as President and Chief Operating Officer, and Executive Vice President of Healthdyne, Inc. Mr. Dewberry received a Bachelor of Electrical Engineering from Georgia Institute of Technology in 1967 and a Masters of Public Accounting from Georgia State University in 1972. Mr. Dewberry was nominated as a director due to his extensive business and financial background and experience as a member of the Boards of Directors of other publicly traded companies and a member of the Audit Committee of at least one other public company.
Larry W. Papasan, age 71, serves on our Board of Directors. He became a Director of Alynx in February 2008 and of MiMedx Group, Inc. in March 2008. He was first elected as a Director of MiMedx, Inc. in April 2007. From July 1991 until his retirement in May 2002, Mr. Papasan served as President of Smith & Nephew Orthopaedics. Mr. Papasan has been a Director and Chairman of the Board of Directors of BioMimetic Therapeutics, Inc. (NasdaqGM:BMTI) since August 2005. BioMimetic Therapeutics, Inc. is developing and commercializing bio-active recombinant protein-device combination products for the healing of musculoskeletal injuries and disease, including orthopedic, periodontal, spine and sports injury applications. Mr. Papasan has also served as a member of the Board of Directors of Reaves Utility Income Fund (NasdaqCM:UTG), a closed-end management investment company, since February 2003 and of Triumph Bankshares, Inc. (a bank holding company) since April 2005. Mr. Papasan also serves as a Director of SSR Engineering, Inc. and AxioMed Spine Corporation. Since January 2009, Mr. Papasan has also served as a member of the Board of Directors of ExtraOrtho, Inc. Mr. Papasan is also on the Board of BioMedixal Tissue Technologies and Cagenix, Inc. Mr. Papasan was nominated as a director due to his extensive business experience, including experience in the medical device field, as well as experience as a director of several other companies, both public and private.
Parker H. “Pete” Petit, age 72, joined the Company as Chairman of the Board of Directors, Chief Executive Officer and President in February 2009. From May 2008 until he joined the Company, Mr. Petit was the President of The Petit Group, LLC, a private investment company. Prior to that, Mr. Petit was the Chairman and CEO of Matria Healthcare, Inc., (Nasdaq: MATR), which was sold to Inverness Medical Innovations, Inc. in May 2008. Matria Healthcare was a former subsidiary of Healthdyne, Inc., which Mr. Petit founded in 1971. Mr. Petit served as Chairman and CEO of Healthdyne and some of its publicly traded subsidiaries after Healthdyne became a publicly traded company in 1981. Mr. Petit received his bachelor’s degree in Mechanical Engineering and Master of Science degree in Engineering Mechanics from Georgia Tech and an MBA degree in Finance from Georgia State University. At Georgia Tech, Mr. Petit funded a professorial chair for “Engineering in Medicine”, endowed the Petit Institute for Bioengineering and Bioscience, and assisted with the funding of the Biotechnology Building which bears his name. At Georgia State University, he assisted with the funding of the Science Center building which also bears his name. In 1994, he was inducted into the Technology Hall of Fame of Georgia. In 2007, he was inducted into the Georgia State Business Hall of Fame. Mr. Petit has previously served as a member of the Board of Directors of the Georgia Research Alliance, which is chartered by the State of Georgia to promote high technology and scientific development in the State. He serves as a member of the Board of Directors of: Intelligent Systems Corporation (NYSE Amex: INS). Mr. Petit was nominated as a director due to his extensive healthcare business experience and leadership success.

Board of Directors Leadership Structure
Our Board of Directors has carefully considered the benefits and risks in combining the role of Chairman of the Board of Directors and Chief Executive Officer and has determined that Mr. Petit is the most qualified and appropriate individual to lead our Board of Directors as its Chairman. The Board of Directors believes there are efficiencies of having the Chief Executive Officer also serve in the role of Chairman of the Board of Directors. As our Chief Executive Officer, Mr. Petit is responsible for the day-to-day operation of the Company and for the implementation of the Company’s strategy. Mr. Petit serves as a bridge between management and our Board of Directors, ensuring that both groups act with a common purpose. Our Board of Directors further noted that the combined role of Chairman of the Board of Directors and Chief Executive Officer facilitates centralized leadership in one person so that there is no ambiguity about accountability. Our Board of Directors also considered Mr. Petit’s knowledge regarding our operations and the industries and markets in which we compete and his ability to promote communication, to synchronize activities between our Board of Directors and our senior management and to provide consistent leadership to both our Board of Directors and our Company.
In determining whether to combine the roles of Chairman of the Board of Directors and Chief Executive Officer, our Board of Directors closely considered our current system for ensuring significant independent oversight of management, including the following: (1) only three members of our Board of Directors, Mr. Petit, Mr. Taylor and Mr. Gorlin, also serve as employees; (2) each director serving on our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is independent and (3) the Compensation Committee annually evaluates the Chief Executive Officer’s performance and has the authority to retain independent compensation advisors.
The Board of Directors has not designated a lead independent director.
Director Independence
We are not a “listed company” under SEC rules and are therefore not required to comply with the director independence requirements of any securities exchange. However, in determining whether our directors are independent, we apply the standards set forth in the rules of the NYSE Amex. The Company qualifies as a “smaller reporting company” as that term is defined in Item 10(f)(1) of Regulation S-K because its public float as of the last business day of the Company’s most recent second fiscal quarter was less than $75.0 million. As a result, the rules of the NYSE Amex require that at least 50% of the members of our Board of Directors be independent, which means that they are not officers of the Company and are free of any relationship that would interfere with the exercise of their independent judgment. The Board of Directors has determined that six of its ten directors, Larry W. Papasan, Kurt M. Eichler, J. Terry Dewberry, Joseph Bleser, Andrew K. “Kreamer” Rooke, Jr. and Bruce L. Hack are “independent,” as defined by the listing standards of the NYSE Amex, Section 10A(m)(3) of the Exchange Act, and the rules and regulations of the SEC.
Board of Directors Risk Oversight
The Board as a whole is responsible for overseeing the Company’s risk exposure as part of determining a business strategy that generates long-term shareholder value. Each of the Board’s standing committees focuses on risk areas associated with its area of responsibility.
Meetings and Committees of the Board of Directors
During the year ended December 31, 2010, there were 11 meetings of the Board of Directors, 8 of which were telephonic meetings. Each incumbent director attended at least 75% of the aggregate total number of the meetings of the Board of Directors during the year ended December 31, 2010, and the meetings of the Board of Directors committees on which he served during that fiscal year.

In addition to other single purpose committees established from time to time to assist the Board of Directors with particular tasks, the Company’s Board of Directors has the following standing committees: an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee.
We strongly encourage each of our directors to attend in person each annual meeting of shareholders whenever attendance does not unreasonably conflict with the director’s other business and personal commitments six of our nine then-current directors attended our Annual meeting of Shareholders.
Audit Committee and Audit Committee Financial Expert
We are not a “listed company” under SEC rules and are therefore not required to have an audit committee comprised of independent directors. However, our goal is to comply with the rules of the NYSE Amex, which require that as a “smaller reporting company,” as that term is defined in Item 10(f)(1) of Regulation S-K, the Audit Committee of the Board of Directors be comprised of at least two members, all of whom qualify as “independent” under the criteria set forth in Rule 10 A-3 of the Exchange Act.
We established an Audit Committee comprised of three independent members of our Board of Directors in April 2008. We currently have three members on our Audit Committee; J. Terry Dewberry (Chairman), Joseph G. Bleser, and Larry W. Papasan, each of whom satisfies the independence standards of the NYSE Amex rules. The Board of Directors has determined that Mr. Dewberry is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Securities and Exchange Commission (“SEC”) Regulation S-K. The current charter for the Audit Committee is posted on our website at www.mimedx.com.
As part of its duties, the Audit Committee:
•	Oversees the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;
•	Reviews the Company’s financial statements with management and the Company’s outside auditors, and recommends to the Board of Directors whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K;
•	Establishes policies and procedures to take, or recommends that the full Board of Directors take, appropriate action to oversee the independence of the outside auditors;
•	Establishes policies and procedures for the engagement of the outside auditors to provide permitted non-audit services;
•	Takes responsibility for the appointment, compensation, retention, and oversight of the work of the Company’s outside auditors and recommends their selection and engagement;
•	Ensures that the outside auditors report directly to the Audit Committee;
•	Reviews the performance of the outside auditors and takes direct responsibility for hiring and, if appropriate, replacing any outside auditor failing to perform satisfactorily;
•	Provides, as part of any proxy filed pursuant to SEC regulations, the report required by SEC regulations; and
•	Establishes procedures for handling complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

The Audit Committee held seven meetings during the year ended December 31, 2010.
Compensation Committee
We established our Compensation Committee in April 2008. Currently, its membership consists of Mr. Eichler, who serves as the Committee Chairman, Messrs. Papasan and Bleser. The Compensation Committee held four  meetings during the year ended December 31, 2010. All members of the Compensation Committee meet the independence standards of the NYSE Amex rules. Pursuant to its charter, the Compensation Committee is responsible for establishing the Company’s overall compensation philosophy and programs and exercising the authority of the Board of Directors in the administration of all compensation plans and programs. The Compensation Committee also is charged with reviewing the performance of the Company’s Chief Executive Officer, reviewing and approving compensation arrangements for and contractual arrangements with the Company’s executive officers, and reviewing and recommending to the full Board of Directors for approval contractual incentive and equity-based compensation plans and directors’ compensation. The Compensation Committee is authorized to delegate responsibilities to sub-committies of the Compensation Committee as necessary or appropriate. The current charter for the Compensation Committee is posted on our website at www.mimedx.com. The Committee establishes compensation for executive officers and directors based on peer data, the Company’s resources and, with respect to executive officers, the qualifications and experience of the executive. With respect to compensation of executive officers other than the Chairman and Chief Executive Officer, the Committee considers recommendations of the Chairman and Chief Executive Officer.
Nominating and Corporate Governance Committee; Procedures by which Security Holders May Recommend Nominees to the Board of Directors
We established our Nominating and Corporate Governance Committee in April 2008. Its membership currently consists of Mr. Papasan, who serves as the Committee Chairman, Messrs. Eichler, Dewberry and Bleser. The charter for this Committee requires that it annually present to the Board of Directors a list of individuals, who meet the criteria for Board of Directors membership, recommended for nomination for election to the Board of Directors at the annual meeting of shareholders and also consider suggestions received from shareholders regarding director nominees in accordance with any procedures adopted from time to time by the Nominating and Corporate Governance Committee. All of the Committee members meet the independence requirements of the NYSE Amex rules. The charter for the Nominating and Corporate Governance Committee is posted on our website at www.mimedx.com. The Nominating and Corporate Governance Committee held one meeting during the year ended December 31, 2010.
No material changes have been made to the procedures by which our shareholders may recommend nominees to our Board of Directors since we last described these procedures in the Form 10-K/A filed with the SEC on July 29, 2008. However our Nominating and Corporate Governance Committee adopted a formal policy consistent with those procedures and our bylaws in March 2010.
Evaluation of Director Candidates
In evaluating and recommending director candidates, the Nominating and Corporate Governance Committee takes into consideration such factors as it deems appropriate based on current needs. These factors may include leadership skills, business judgment, relevant expertise and experience, whether the candidate has a general understanding of marketing, finance, and other disciplines relevant to the success of a publicly-traded company in today’s business environment, relevant regulatory experience, decision-making ability, interpersonal skills, community activities and relationships, and the interrelationship between the candidate’s experience and business background and other Board members’ experience and business background, as well as the candidate’s ability to devote the required time and effort to serving on the Board of Directors.
To date, nominees for appointment and election to our Board of Directors have been selected pursuant to an informal process. Each person selected has been personally known to one or more members of the Board of Directors or to our executive team, and has been nominated based upon a recommendation made to the Nominating and Corporate Governance Committee or the Board of Directors (prior to formation of that Committee). The Nominating and Corporate Governance Committee has not established a policy for consideration of diversity in its nominating process.

In accordance with our bylaws, the Nominating and Corporate Governance Committee will consider for nomination candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the Board of Directors for consideration as a nominee to the Board of Directors, such shareholder must submit in writing to the Secretary of the Company:
•	the name, age and address of each proposed nominee;
•	the principal occupation of each proposed nominee;
•	the nominee’s qualifications to serve as a director;
•	such other information relating to such nominee as required to be disclosed in solicitation of proxies for the election of directors pursuant to the rules and regulations of the SEC;
•	the name and residence address of the notifying shareholder; and
•	the number of shares owned by the notifying shareholder, and
•	the nominee’s written consent to being named a nominee and serving as a director if elected.
This information must be delivered or mailed to the Secretary of the Company: (a) in the case of an annual meeting of shareholders that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, not less than 120 days prior to such anniversary date; and (b) in the case of an annual meeting of shareholders that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders, or in the case of a special meeting of shareholders, not later than the close of business on the tenth day following the day on which the notice of meeting is mailed or public disclosure of the date of the meeting is made, whichever occurs first.
A shareholder making any proposal shall also comply with all applicable requirements of the Exchange Act.
Candidates properly submitted for consideration by shareholders will receive the same consideration as candidates presented by other persons. Nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposal may be disregarded.
Shareholder Communications with the Board of Directors
MiMedx shareholders may communicate with the Board of Directors, or individual specified directors, in writing addressed to:
Board of Directors
c/o Corporate Secretary
60 Chastain Center Blvd.
Suite 60
Kennesaw, Georgia 30144

The Corporate Secretary will review each shareholder communication. The Corporate Secretary will forward to (i) the entire Board of Directors, (ii) the non-management members of the Board of Directors, if so addressed, or (iii) the members of a Board of Directors committee, if the communication relates to a subject matter clearly within that committee’s area of responsibility, each communication that (a) relates to MiMedx’s business or governance, (b) is not offensive and is legible in form and reasonably understandable in content and (c) does not merely relate to a personal grievance against MiMedx or a team member or further a personal interest not shared by other shareholders generally.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to our Chief Executive Officer (our principal executive officer), Chief Financial Officer (our principal accounting officer), controller, and persons performing similar functions. A copy is posted on our website at www.mimedx.com. In the event that we amend any of the provisions of the Code of Business Conduct and Ethics that require disclosure under applicable law, SEC rules or applicable listing standards, we intend to disclose the amendment on our website.
Any waiver of the Code of Business Conduct and Ethics for any executive officer or director must be approved by the Board of Directors and will be disclosed on a Form 8-K filed with the SEC, along with the reasons for the waiver.
EXECUTIVE OFFICERS
In addition to Messrs. Petit, Taylor and Gorlin, who are also directors, the following persons currently serve as our executive officers:
Michael J. Senken, age 53, joined the Company as Chief Financial Officer in January 2010. Prior to joining the Company he was the Vice President and Chief Financial Officer of Park ‘N Fly, Inc. from August 2007 to September 2009. From August 2005 to August 2007, Mr. Senken was Vice President & Chief Financial Officer of Patient Portal Technologies (OTCBB:PPRG). From June 2005 to August 2005, Mr. Senken was a consultant for JC Jones LLC. From 2002 to 2004, Mr. Senken was Senior Vice President & General Manager-Broadband Consumer Lifestyle for Philips Consumer Electronics. Prior thereto, Mr. Senken was employed by Philips Broadband Networks, serving as Senior Vice President & General Manager from 1996-2002, as Vice President and Chief Financial Officer from 1986 to 2002, and as Controller from 1983 to 1986. From 1980 to 1983, Mr. Senken was an auditor for Philips Electronics North America.
Thomas J. Koob, Ph.D., age 62, is an Executive Vice President and Chief Scientific Officer and the inventor of the patents that are the basis of the Company’s license agreement with Shriners Hospital for Children and the University of South Florida. Dr. Koob has served as the Chief Scientific Officer of MiMedx, Inc. since March 2007. He received his Ph.D. in Biochemistry from Washington University School of Medicine in St. Louis. He completed four years of post-doctoral training at Harvard Medical School and four years of specialty training in the Laboratory of Skeletal Disorders, Department of Orthopedics at Children’s Hospital Medical Center in Boston. As Section Chief of Skeletal Biology at Shriners Hospital for Children in Tampa, a position he held from June 1992 to August 2006, he developed and patented a core technology now licensed to MiMedx, Inc. He has published over 125 biomedical and biological articles and 12 book chapters. Dr. Koob is the brother of Charles E. Koob, who is one of our directors.
Roberta L. McCaw, age 56, was appointed General Counsel and Secretary in September 2009. Ms. McCaw is a lawyer in private practice and had been a consultant to the Company since January 2009. From February 2006 through May 2008, Ms. McCaw served as Senior Vice President, General Counsel and Secretary of Matria Healthcare, Inc., a publicly traded healthcare and medical device company. She previously served as Vice President — Legal, General Counsel and Secretary of Matria from April 1998 to February 2006. She was Assistant General Counsel and Assistant Secretary of Matria from December 1997 to April 1998, and Assistant General Counsel of Matria from July 1996 to December 1997. Prior to joining Matria, Ms. McCaw was a partner in a Connecticut-based law firm. She is a graduate of the University of Connecticut School of Law. Prior to law school, Ms. McCaw studied accounting at Miami University and Cleveland State University, and worked as a Certified Public Accountant.

EXECUTIVE COMPENSATION
We established our Compensation Committee in April 2008. Its membership currently consists of Kurt M. Eichler (Chairman), Larry W. Papasan and Joseph G. Bleser. The Board of Directors has determined that each of the members is “independent,” as described above. The charter for the Compensation Committee is posted on our website at http://www.mimedx.com/investors/corporate-governance/.
The following table summarizes the compensation paid by the Company for services in all capacities rendered to the Company during the years ended December 31, 2010 and 2009, by the individual who served as our principal executive officer during the12 months ended December 31, 2010, and by each of the two other most highly compensated executive officers serving as executive officers at the end of 2010. These individuals are referred to collectively as our Named Executive Officers.
Summary Compensation Table

Name and Principal	Reporting				Stock	Option	All Other
Position	Period	Salary $		Bonus $	Awards $	Awards $ (1)	Compensation	Total $
Parker H. “Pete” Petit, Chairman of the Board of Directors and the Chief Executive Officer	YE 12/31/2010	308,558			—	410,000		718,558
	9MO 12/31/2009	190,961		—	—	100,000	—	290,961
	YE 3/31/2009	22,212		—	—	490,000	—	512,212

William C. Taylor, President and Chief Operating Officer	YE 12/31/2010	288,365			—	532,000		820,365
	9MO 12/31/2009	60,940	(2)		—	300,000		360,938
	YE 3/31/2009	—		—	—	—	—	—

Michael J. Senken, Vice President and Chief Financial Officer	YE 12/31/2010	160,846	(3)	—	—	287,500	—	448,346
	9MO 12/31/2009	—		—	—	—	—	—
	YE 3/31/2009	—		—	—	—	—	—

(1)	The Company follows the provisions of ASC topic 718 “Compensation — Stock compensation,” which requires the use of the fair-value based method to determine compensation for all arrangements under which employees and others receive shares of stock or equity instruments. The assumptions made in the valuation of our option awards is disclosed in Note 8 to our consolidated financial statements contained in our Annual Report on Form 10-K/A for the year ended December 31, 2010.

(2)	Prior to joining the Company Mr. Taylor was paid $69,400 for consulting services, which is not included in this amount.

(3)	Prior to joining the Company, Mr. Senken was paid $10,500 for consulting services, which is not included in this amount.

Narrative to Summary Compensation Table
We have no employment agreements with any of our Named Executive Officers. On November 11, 2011, the Company entered into Change in Control Agreements with each of the Named Executive Officers that provide for certain severance benefits payable to the executives in the event of termination of their employment under certain circumstances following a change in control of the Company. For a more detailed discussion of these agreements, see “Potential Payments Upon Termination or Change in Control” below. The Named Executive Officers also are eligible for awards under the MiMedx Group, Inc. Assumed Stock Incentive Plan, which is described in more detail below under the heading “Outstanding Equity Awards at Fiscal Year End.”
The material terms of our compensation arrangements with each of our Named Executive Officers are described below:
•	Effective February 24, 2009, Mr. Petit was appointed our President and Chief Executive Officer, in addition to being elected as Chairman of the Board of Directors. He was awarded a base salary of $225,000 and granted one million options, of which 70% vested immediately and the remainder will vest in equal increments on each of the next two anniversaries of the grant date. Additionally, Mr. Petit was awarded 250,000 options on July 31, 2009, of which 25% vested immediately with the remainder to vest in equal installments on each of the next three anniversaries of the grant date. Mr. Petit relinquished his position as President upon the appointment of Mr. William C. Taylor in September 2009. On February 23, 2010, the Compensation Committee approved an increase in Mr. Petit’s annual base salary to $325,000 effective March 1, 2010, and granted him 225,000 options which vest in equal installments on their anniversary dates in 2011, 2012 and 2013. In addition, on May 11, 2010, Mr. Petit was awarded 100,000 options which also vest in equal installments on their anniversary dates in 2011, 2012 and 2013.

•	Effective September 22, 2009, Mr. Taylor was appointed our President and Chief Operating Officer. He was awarded a base salary of $225,000 and granted 750,000 options, of which 50% vested on the one year anniversary of the grant date and the remainder to vest in equal installments on the next two anniversaries of the grant date. On February 23, 2010, the Compensation Committee approved an increase in Mr. Taylor’s base salary to $300,000 effective March 31, 2010, and awarded him 350,000 options which vest in equal installments on their anniversary dates in 2011, 2012 and 2013.

•	Effective January 15, 2010, Mr. Senken was appointed our Vice President and Chief Financial Officer. He was awarded a base salary of $170,000 and granted 150,000 options, of which 33% vest in equal installments on the anniversary date of the grant. Mr. Senken was awarded 100,000 options on February 23, 2010, and 25,000 on May 11, 2010, all of which vest in three equal installments on their anniversary dates in 2011, 2012 and 2013. On March 18, 2011, the Compensation Committee approved an increase in Mr. Senken’s base salary to $200,000 effective January 15, 2011, the anniversary date of his employment.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table shows the number of shares covered by exercisable and unexercisable options held by our Named Executive Officers on December 31, 2010. We have not made any equity awards under incentive plans and no equity incentive plan awards were outstanding on December 31, 2010.

	Number
	of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised
	Options	Options		Option Exercise
	(#)	(#)		Price	Option Expiration
Name	Exercisable	Unexercisable		($)	Date
Parker H. “Pete” Petit	850,000	150,000	(1)	0.73	2/24/2019
	125,000	125,000	(2)	0.50	7/31/2014
		225,000	(3)	1.65	2/23/2020
		100,000	(4)	1.20	5/11/2020

William C. Taylor	375,000	375,000	(5)	.70	9/22/2019
	5,000	5,000	(2)(6)	.50	7/30/2019
		350,000	(3)	1.65	2/23/2020

Michael J. Senken	50,000	100,000	(7)	.87	01/15/2020
	33,333	66,667	(3)	1.65	02/23/2020
	8,333	16,667	(4)	1.20	05/11/2020

(1)	The unexercisable portion of this option as of December 31, 2010, vests and becomes exercisable in equal installments on each of February 24, 2011 and 2012.

(2)	The unexercisable portion of this option as of December 31, 2010, vests and becomes exercisable in equal installments on each of July 31, 2011 and 2012.

(3)	The unexercisable portion of this option as of December 31, 2010, vests and becomes exercisable in equal installments on each of February 23, 2011, 2012 and 2013.

(4)	The unexercisable portion of this option as of December 31, 2010, vests and becomes exercisable in equal installments on each of May 11, 2011, 2012, and 2013.

(5)	The unexercisable portion of this option as of December 31, 2010, vests and becomes 50% exercisable on September 22, 2009, and the remainder to vest in equal installments on September 22, 2011, and 2012.

(6)	Mr. Taylor received these options for consulting services prior to his appointment as President and Chief Operating Officer.

(7)	The unexercisable portion of this option as of December 31, 2010, vests and becomes exercisable in equal installments on each of January 15, 2012 and 2013.
There were no exercises of stock options by the Named Executive Officers during the year ended December 31, 2010.

Below is a description of the Company’s equity-based incentive plans:
MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan
MiMedx, Inc. adopted its 2006 Stock Incentive Plan effective November 27, 2006 (the “Plan”). The Plan was assumed by Alynx, Co. in a merger transaction (the “Merger”), and thereafter by MiMedx Group, Inc. In July 2008, the Plan was renamed the “MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan.” The Plan is administered by the Compensation Committee. See “Approval of Amendment of Assumed 2006 Stock Incentive Plan (Proposal 2)” below for additional information regarding the Plan.
Assumption of the SpineMedica Corp. Stock Option Plans
Each stock option to purchase shares of SpineMedica Corp.’s common stock (each a “SpineMedica Stock Option”) that was outstanding immediately prior to the acquisition of SpineMedica Corp., whether or not then vested or exercisable (each, an “Assumed Option”), as adjusted, was assumed by MiMedx, Inc. when it acquired SpineMedica Corp., by Alynx, Co. upon consummation of the Merger, and thereafter by MiMedx Group, Inc.
MiMedx, Inc. 2005 Assumed Stock Plan (formerly the SpineMedica Corp. 2005 Employee, Director and Consultant Stock Plan)
MiMedx, Inc. assumed the SpineMedica Corp. 2005 Employee, Director, and Consultant Stock Plan (the “2005 Assumed Plan”) in connection with its acquisition of SpineMedica Corp. in July 2007. Following MiMedx, Inc.’s acquisition of SpineMedica Corp., the Board of Directors of MiMedx, Inc. declared that no awards (as defined in the 2005 Assumed Plan) would be issued under the 2005 Assumed Plan. The 2005 Assumed Plan was assumed by Alynx, Co. in the Merger and thereafter by MiMedx Group, Inc. The 2005 Assumed Plan is administered by the Compensation Committee. All share amounts in this section represent numbers of shares of MiMedx Group, Inc. common stock. As of December 31, 2010, options to acquire 841,250 shares are outstanding under the 2005 Assumed Plan.
MiMedx, Inc. Assumed 2007 Stock Plan (formerly the SpineMedica Corp. 2007 Stock Incentive Plan)
MiMedx, Inc. assumed the SpineMedica Corp. 2007 Stock Incentive Plan (the “2007 Assumed Plan”) in connection with its acquisition of SpineMedica Corp. in July 2007. Following MiMedx, Inc.’s acquisition of SpineMedica Corp., the Board of Directors of MiMedx, Inc. declared that no awards (as defined in the 2007 Assumed Plan) shall be issued under the 2007 Assumed Plan. The 2007 Assumed Plan was assumed by Alynx, Co. in the Merger and thereafter by MiMedx Group, Inc. The 2007 Assumed Plan is administered by the Compensation Committee. All share amounts in this section represent numbers of shares of MiMedx Group, Inc. common stock. As of December 31, 2010, options to acquire 95,000 shares are outstanding under the 2007 Assumed Plan.
Potential Payments upon Termination or Change in Control
The Company has entered into change-in-control severance agreements with each of the Named Executive Officers. The agreements provide for compensation to the executive in the event the executive’s employment with the Company is terminated following the consummation of a “change-in-control” for reasons other than the executive’s death, disability or for “Cause” (as defined in the respective agreements), or if the executive voluntarily terminates employment for “Good Reason” (as defined in the respective agreements). The compensation payable under the agreements is a lump sum severance payment equal to a multiple of the executive’s annual base salary and targeted base bonus as of the date of the change-in-control. The multiple applicable to Mr. Petit is three. The multiple applicable to Mr. Taylor is one and a half and the multiple applicable to Mr. Senken is one. In addition, following termination of employment, the executives are entitled to receive for a period of three years in the case of Mr. Petit, 18 months in the case of Mr. Taylor and one year in the case of Mr. Senken life, health insurance coverage (subject to a COBRA election), and certain other fringe benefits equivalent to those in effect at the date of termination and will be entitled to receive additional amounts, if any, relating to any excise taxes imposed on the executive as a result of Section 280G of the Code. The agreements require the executive to comply with certain covenants that preclude the executive from competing with the Company or soliciting customers or employees of the Company for a period following termination of employment equal to the period for which fringe benefits are continued under the applicable agreement. The agreements expire three years after a change in control of the Company or any successor to the Company.

Upon a “change in control,” as defined in the 2006 Stock Incentive Plan and subject to any requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the (“Code”), all outstanding awards vest and become exercisable.
Upon a Corporate Transaction (as defined in the 2005 Assumed Plan) and subject to any Code Section 409A requirements, with respect to outstanding options the administrator (currently the Compensation Committee) shall (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such options either the consideration payable with respect to the outstanding shares of common stock in connection with the Corporate Transaction or securities of any successor or acquiring entity, or (ii) upon written notice to the participants, provide that all options must be exercised, within a specified number of days of the date of such notice, at the end of which period the options shall terminate, or (iii) terminate all options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such options over the exercise price thereof. With respect to outstanding stock grants, the administrator shall either (i) make appropriate provisions for the continuation of such stock grants by substituting on an equitable basis for the shares then subject to such stock grants either the consideration payable with respect to the outstanding shares of common stock in connection with the Corporate Transaction or securities of any successor or acquiring entity, or (ii) upon written notice to the participants, provide that all stock grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the stock grants shall terminate, or (iii) terminate all stock grants in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such stock grants over the purchase price thereof, if any. In addition, in the event of a Corporate Transaction, the administrator may waive any or all Company repurchase rights with respect to outstanding stock grants.
Upon a “change in control,” as defined in the 2007 Assumed Plan and subject to any Code Section 409A requirements, all options and SARs outstanding as of the date of such change in control shall become fully exercisable, whether or not then otherwise exercisable. Any restrictions, performance criteria and/or vesting conditions applicable to any restricted award shall be deemed to have been met, and such awards shall become fully vested, earned and payable to the fullest extent of the original grant of the applicable award. Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization, sale of all or substantially all of the assets of the Company, the administrator (currently the Compensation Committee) may, in its sole and absolute discretion, determine that any or all awards granted pursuant to the 2007 Assumed Plan shall not vest or become exercisable on an accelerated basis, if the Company or the surviving or acquiring corporation shall have taken such action, including but not limited to the assumption of awards granted under the 2007 Assumed Plan or the grant of substitute awards, as the administrator determines appropriate to protect the rights and interest of participants under the 2007 Assumed Plan.

The following table sets forth in tabular form the potential post-employment payments due to the Named Executive Officers under the agreements discussed above, assuming the triggering event for the payments occurred on the last business day of the last fiscal year.

			Value of Accelerated	280G Tax	Retirement
Executive	Cash Severance	Benefits	Equity Awards	Gross-Ups	Plans
	(1)(2)	(2)(3)	(4)	(2)
Parker H. Petit	$1,462,500	$45,525	$847,500	$	$—

William C. Taylor	$900,000	$22,763	$496,000	$ N/A	$—

Michael J. Senken	$238,000	$15,175	$75,750	$ N/A	$—

(1)	Includes a) annual base salary as of December 31, 2010, plus b) annual targeted bonus for the year ended December 31, 2010, times the multiple applicable to the named executive.

(2)	Payable only in the event the executive’s employment is terminated without cause or for “good reason” within three years of following a change in control

(3)	Includes a) the estimated value of medical, dental, vision and life insurance, plus b)the employer’s cost of FICA for the duration of the severance period.

(4)	Includes the accelerated value of unvested stock options as of December 31, 2010 which are in-the-money based on the December 31, 2010 stock price.
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about our equity compensation plans as of December 31, 2010:

	A	B	C
Number of
securities
remaining
		Weighted	available for
	Number of	average	future issuance
	securities to	exercise price	under equity
	be issued	of outstanding	compensation
	upon exercise	options,	plans
	of outstanding	warrants and	(excluding
	options,	rights	securities
	warrants and	reflected in	reflected in
Plan Category	rights	column (A)	column (A)*

Equity compensation plans approved by security holders	8,257,650	$1.20	1,178,600
Equity compensation plans not approved by security holders	—	—	—

Total	8,257,650	$1.20	1,178,600

DIRECTOR COMPENSATION
The following table provides information concerning compensation of our directors for the year ended December 31, 2010. The compensation reported is for services as directors. Only those directors who received compensation for such services during the year ended December 31, 2010, are listed.

						Change in
						Pension Value
					Non-	and
	Fees				Equity	Nonqualified
	Earned or		Option		Incentive	Deferred
	Paid in	Stock	Awards $		Plan	Compensation	All Other
Name	Cash (1)	Awards $	(2)		Compensation	Earnings	Compensation	Total $
Kurt M. Eichler	$28,125	—	10,200	(3)(4)	—	—	—	38,323
Larry W. Papasan	$29,375	—	10,200	(3)(5)	—	—	—	39,573
Charles E. Koob	$21,500	—	10,200	(3)(6)	—	—	—	31,698
Andrew K. Rooke, Jr.	$22,000	—	10,200	(3)(5)	—	—	—	32,198
Joseph G. Bleser	$28,625	—	—	(5)	—	—	—	20,747
J. Terry Dewberry	$28,125	—	—	(5)	—	—	—	28,122
Bruce Hack	$17,333	—	—	(5)	—	—	—	17,330

(1)	Amount represents fees paid in during the year ended December 31, 2010.

(2)	The Company follows the provisions of ASC topic 718 “Compensation — Stock compensation” which requires the use of the fair-value based method to determine compensation for all arrangements under which employees and others receive shares of stock or equity instruments. The assumptions made in the valuation of our option awards is disclosed in Note 9 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2010.

(3)	Annual stock option grant of 15,000 shares which vests in equal installments on May 11, 2011, 2012 and 2013.

(4)	Mr. Eichler has an aggregate of 15,000 options outstanding and no outstanding stock awards as of December 31, 2010.

(5)	Named director has an aggregate of 65,000 options outstanding and no outstanding stock awards as of December 31, 2010.

(6)	Mr. Koob has an aggregate of 115,000 options outstanding and no outstanding stock awards as of December 31, 2010.

Our compensation policy for our non-employee directors, as revised effective May 11, 2010, is as follows:
•	the annual cash retainer of $20,000 for service as a member of the Board was increased to $25,000;

•	the annual cash retainer of $5,000 for service as a chairman of a Board Committee was eliminated in favor of a fee specific to each committee. As a result of the change, the committee chairs receive annual cash retainers as follows: Audit Committee chair- $10,500, Compensation Committee chair- $7,500, and Nominating and Governance Committee chair - $5,000;

•	an annual cash retainer of $2,500 for service as a non-chairman member of a Board committee; and

•	meeting attendance fees per Board of Directors meeting attended in person were reduced from $2,500 to $1,000 and meeting attendance fees per Board of Directors meeting attended telephonically were increased from $500 to $1,000. Meeting fees for attendance at committee meetings, which previously were the same as for attendance at meetings of the Board of Directors, are now fixed at $1,000 for each committee meeting attended, whether in person or telephonically.

Previously, each non-employee director received a grant of 50,000 options to purchase our common stock upon being first elected or appointed to the Board of Directors. The options vest 25% on the grant date and 25% at each anniversary of the grant date over three years. The size of the initial grant was reduced to 45,000 shares effective May 11, 2010. Additionally, beginning with the Annual Meeting of shareholders on May 11, 2010, on the date of each Annual Meeting of the shareholders of the Company, each non-employee director who has been a director for at least 12 months receives an annual grant of options to purchase 15,000 shares of our common stock. Directors who are employees of the Company receive no compensation for their service as directors or as members of board committees. All options issued on or after May 11, 2010, vest in three equal installments on each anniversary of the date of grant.
STOCK OWNERSHIP
The following table sets forth certain information regarding our capital stock, beneficially owned as of September 30, 2011, by each person known to us to beneficially own more than 5% of our common stock, each Named Executive Officer and director, and all directors and executive officers as a group. We calculated beneficial ownership according to Rule 13d-3 of the Exchange Act as of that date. Unless otherwise indicated below, the address of those identified in the table is MiMedx Group, Inc., 60 Chastain Center Blvd., Suite 60, Kennesaw, Georgia 30144.

Name and address of		Percentage
beneficial owner	Number of Shares (1)	Ownership (1)
Parker H. “Pete” Petit (2)	11,822,753	15.09%

Steve Gorlin (3)	2,470,445	3.32%

Charles E. Koob (4)	1,357,732	1.82%

Thomas J. Koob, Ph.D. (5)	693,977	*

Bruce L. Hack (6)	650,000	*

William C. Taylor (7)	749,217	*

Kurt M. Eichler (8)	554,330	*

Roberta L. McCaw (9)	279,132	*

Andrew K. Rooke, Jr. (10)	197,166	*

Larry W. Papasan (11)	178,668	*

Michael J. Senken (12)	91,666	*

J. Terry Dewberry (13)	54,166	*

Joseph Bleser (14)	54,166	*

Total Directors and Executive Officers (13 persons)(15)	19,153,418	25.79%

*	Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares beneficially owned. Unless otherwise specified, reported ownership refers to both voting and investment power. Stock options, warrants and convertible securities which are exercisable within 60 days are deemed to be beneficially owned. On September 30, 2011, there were 74,256,895 shares of common stock issued and outstanding, net of 50,000 shares of common stock held in treasury.

(2)	Includes (i) 4,499,422 shares held by Mr. Petit; (ii) 833,333 shares of common stock issuable upon the exercise of vested options; (iii) 2,289,998 shares that are subject to currently exercisable warrants; (iv) 975,000 shares of common stock and currently exercisable warrants to purchase 325,000 shares of common stock held by each of Cox Road Partners, LLLP, Cox Road Partners II, LLLP, and Petit Investments II, LLLP, limited liability limited partnerships over which Mr. Petit possesses sole voting and investment control and for which Mr. Petit serves as General Partner; (v) 150,000 shares of common stock and held by the Parker H. Petit Grantor Trust over which Mr. Petit serves as the trustee; and (vi) 150,000 shares of common stock held by Petit Investments, LP, a limited partnership where Mr. Petit serves as General Partner and Limited Partner and possesses shared voting and investment control.

(3)	Includes (i) includes 73,800 shares owned by Mr. Gorlin, (ii) 1,851,857 shares held in a trust for the benefit of Mr. Gorlin; (iii) 459,788 shares held by Mr. Gorlin’s wife; and (iv) 85,000 shares that are subject to currently exercisable stock options.

(4)	Includes (i) 615,000 shares held jointly by Mr. Koob and his wife; (ii) 562,489 shares held individually by Mr. Koob; (iii) 105,000 shares that are subject to currently exercisable stock options; and (iv) 75,243 shares that may be acquired upon the exercise of warrants held individually by Mr. Koob.

(5)	Includes (i) 363,010 shares owned by Dr. Koob; and (ii) 330,967 shares that are subject to currently exercisable stock options.

(6)	Includes (i) 416,667 shares owned by Mr. Hack; (ii) 208,333 shares that are subject to currently exercisable warrants; and (iii) 25,000 shares that are subject to currently exercisable stock options.

(7)	Includes (i) 62,550 shares owned by Mr. Taylor and (ii) 686,667 shares that are subject to currently exercisable stock options.

(8)	Includes (i) 524,083 shares owned by Mr. Eichler (ii) 5,000 shares that are subject to currently exercisable stock options and (iii) 25,247 shares that may be acquired upon the exercise of warrants.

(9)	Includes (i) 205,174 shares owned by Ms. McCaw and (ii) 73,958 shares that are subject to currently exercisable stock options.

(10)	Includes (i) 154,666 shares owned by Mr. Rooke; and (ii) 42,500 shares that are subject to currently exercisable stock options.

(11)	Includes (i) 61,168 shares owned by Mr. Papasan; (ii) 62,500 shares held in a trust for the benefit of Mr. Papasan; (iii) 55,000 shares that are subject to currently exercisable stock options.

(12)	Includes 91,666 shares that are subject to currently exercisable stock options.

(13)	Includes (i) 16,166 shares owned by Mr. Dewberry; and (ii) 37,500 shares that are subject to currently exercisable stock options.

(14)	Includes (i) 16,166 shares owned by Mr. Bleser; and (ii) 37,500 shares that are subject to currently exercisable stock options.

(15)	Includes (i) shares controlled or held for the benefit of the executive officers and directors; (ii) 2,409,091 shares that are subject to stock options that are currently exercisable or exercisable within 60 days; and (iii) 3,573,821 shares that are subject to currently exercisable warrants;

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Approval of Related Party Transactions
Under its charter, our Audit Committee is responsible for reviewing and approving all transactions or arrangements between the Company and any of our directors, officers, principal shareholders or any of their respective affiliates, associates or related parties. In determining whether to approve or ratify a related party transaction, the Audit Committee considers all relevant facts and circumstances available to it, such as:
•	whether the terms of the transaction are fair to the Company and at least as favorable to the Company as would apply if the transaction did not involve a related party;

•	whether there are demonstrable business reasons for the Company to enter into the transaction;

•	whether the transaction would impair the independence of an outside director; and

•	whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.
Transactions
2011
On March 31, 2011, the Company and Mr. Petit, its Chairman of the Board and CEO, entered into a Subscription Agreement for a 5% Convertible Senior Secured Promissory Note and, in connection therewith, the Company agreed to issue a 5% Convertible Senior Secured Promissory Note (“Line of Credit Note”) in the amount borrowed by the Company, and certain contingent warrants to purchase common stock per the terms described below. The Line of Credit Note was issued pursuant to a Revolving Secured Line of Credit Agreement (the “Credit Agreement”) pursuant to which Mr. Petit committed to lend the Company up to $3,600,000 to fund its working capital needs. Per the agreement, the commitment was reduced based on the amount of cash on the Company’s balance sheet as of March 31, 2011, and the amount of funds raised through other financing activities beginning on April 1, 2011. The first borrowing in the amount of $800,000 was on March 31, 2011, resulting in the issuance of 400,000 contingent warrants at an exercise price of $0.01 per warrant. Additional borrowings in the amount of $500,000 were drawn during the three months ended June 30, 2011, resulting in the issuance of 250,000 contingent warrants at an exercise price of $0.01 per warrant.
Since April 1, 2011, the Company raised approximately $2,545,000 through a private placement. Based upon the amount borrowed under the Credit Agreement and the amount raised through the private placement, there is no additional credit available under the Credit Agreement. The Company may repay and reborrow the funds advanced under the Line of Credit Note, provided there is no event of default. The initial termination date of the Credit Agreement is December 31, 2012, and the Company may elect to extend the termination date until December 31, 2013, upon payment of an extension fee. Each borrowing bears interest on the outstanding principal at a rate per annum equal to 5%. Collateral for the Credit Agreement includes (i) all of the Company’s intellectual property with the exception of intellectual property owned by Surgical Biologics, LLC, and (ii) all accessions to, substitutions for and replacements, products and proceeds thereof, as more particularly set forth in the Security and Intercreditor Agreement.
At the option of the holder, the Note is convertible into the number of shares of common stock of the Company equal to the quotient of the outstanding principal amount and accrued interest of the Note as of the date of such election divided by $1.00 per share.
With each advance under the Line of Credit Note, the Company was obligated to issue contingent warrants as follows:
First Contingent Warrant — upon borrowing under the Line of Credit Note, the Company was required to issue to Mr. Petit a warrant to purchase 25% of the shares of common ctock that would be issuable upon conversion of the outstanding principal balance of the Line of Credit Note immediately after borrowing, less the aggregate number of shares of Common Stock subject to all first contingent warrants previously issued to Mr. Petit, at an exercise price of $0.01 per share;
Second Contingent Warrant — upon borrowing under the Line of Credit Note, the Company was required to issue to Mr. Petit an additional warrant to purchase 25% of the shares of common stock that would be issuable upon conversion of the outstanding principal balance of the Line of Credit Note immediately after borrowing, less the aggregate number of shares of common stock subject to all second contingent warrants previously issued Mr. Petit, at an exercise price of $0.01 per share;
As of September 30, 2011, the Company has issued 650,000 warrants under the Credit Agreement based on borrowings of $1,300,000 under the agreement. The issuance of the aforementioned securities was not registered in reliance on Section 4(2) of the Securities Act of 1933, as amended. The contingencies applicable to the exercise of the warrants are the same as for the contingent warrants issued in the October 2010 Private Placement as described below.
On October 25, 2011, the Company’s Chairman and CEO signed a loan commitment whereby the CEO will provide the Company a line of credit of up to $1,500,000 less any amounts subscribed for by any other lenders. The terms of the line of credit will be substantially the same as the terms applicable to the Line of Credit Notes referenced above except that the Company’s stock price will not affect the exercisability of the first contingent warrants and the collateral for the line of credit will include the intellectual property owned by Surgical Biologics, LLC, when the current lien on those assets is released. The terms of the line of credit are subject to additional changes as may be approved by the Board of Directors or certain officers designated by the Board in order to attract investors. On October 26 and November 1, 2011, Mr. Petit advanced the Company $100,000 and $200,000, respectively, towards the commitment. Warrants have not yet issued, pending finalization of the terms.
2010
On March 31, 2010, the Company elected to exercise its right to convert the outstanding note payable amount from its 3% Convertible Senior Secured Promissory Notes (the “Senior Notes”), including accrued interest of $3,532,361, into common stock of the Company at a conversion price of $0.50 per share, resulting in the issuance of 7,064,721 shares of common stock. As a result of the Company’s election to convert the Senior Notes, Parker H. Petit, our Chairman of the Board of Directors and CEO, received 514,703 shares of MiMedx common stock resulting from the conversion of a $250,000 note payable and $7,352 in accrued interest, Charles E. Koob, a Company Director, received 308,821 shares of MiMedx common stock resulting from the conversion of a $150,000 note payable and $4,411 in accrued interest and Roberta L McCaw, General Counsel and Corporate Secretary, received 205,174 shares of MiMedx common stock resulting from the conversion of a $100,000 note payable and $2,587 in accrued interest, representing the amount of their original investment plus accrued interest divided by the conversion rate of $.50 per share.
In October 2010, the Company commenced a private placement (the “October 2010 Private Placement”) to sell common stock and warrants. From October 30, 2010 to December 31, 2010, the Company sold 2,405,000 shares of common stock at a price of $1.00 per share and issued 1,168,510 warrants and received net proceeds of approximately $2,337,020. From January 1, 2011 to September 30, 2011, the Company sold an additional 3,778,321 shares of Common Stock and received net cash proceeds of approximately $3,744,000. Under the terms of the offering, for every two shares of common stock purchased, the holder received a five year callable warrant to purchase one share of the Company’s common stock at an exercise price of $1.50 per share. The callable warrant is callable by the Company at any time if the closing sale price of the common stock exceeds $1.75 for 15 or more consecutive trading days. Upon written notice, the Company may redeem the callable warrant at a price of $0.01 per share.

Contingent warrants also were issued to each investor in the October 2010 Private Placement. The first contingent warrant to purchase 25% of the number of shares of common stock purchased in the offering, at an exercise price of $0.01 per share, is only exercisable if the Company’s Gross Revenues as reported in the Company’s Audited Financial Statements for the year ended December 31, 2011, do not equal or exceed $11,500,000 and further provided that the Warrant is null and void in the event that prior to issuance of such Audited Financial Statements the closing trading price of the common stock is at least $1.50 per share for ten or more consecutive trading days.
The second contingent warrant to purchase 25% of the number of shares of common stock purchased in the offering, at an exercise price of $0.01 per share, is only exercisable if the Company’s Gross Revenues as reported in the Company’s Audited Financial Statements for the year ended December 31, 2012, do not equal or exceed $31,150,000 and further provided that such Warrant is null and void in the event that prior to issuance of such Audited Financial Statements the closing trading price of the common stock is at least $1.75 per share for ten or more consecutive trading days.
Through September 30, 2011, Mr. Petit purchased 600,000 shares of our common stock and received 300,000 warrants for total consideration of $600,000 under the terms of the October 2010 Private Placement.
In October 2010, the following related parties provided bridge financing pending the closing of sales of securities in the October 2010 Private Placement, Mr. Petit, Chairman and Chief Executive Officer, advanced the Company $150,000, Mr. Koob, a Company director, advanced the Company $50,000 and Kurt M. Eichler, a Company director, advanced the Company $50,000 through Subscription Agreements for 5% Convertible Promissory Note (“Subscription Agreement”) and, in connection therewith, were issued 5% Convertible Promissory Notes (“Notes”) and a Warrant to Purchase Common Stock (“Warrant”), which expires three years from the date of issuance. The Notes were convertible into common stock and warrants on the same terms as was offered to investors in the October 2010 Private Placement. In November 2010, Mr. Petit advanced an additional $250,000 under the same terms.
In connection with the Subscription Agreements and the Notes, the Company issued one Warrant for the number of shares of common stock of the Company computed by dividing the aggregate amount of the advances by the conversion price, resulting in the issuance of 500,000 Warrants to purchase MiMedx common stock at an exercise price of $1.00. As a result of these advances Mr. Petit received a total of 400,000 Warrants, which resulted in an additional interest charge recorded by the Company of $228,675, representing the intrinsic value of the conversion option allocated to the Warrants issued, Mr. Koob received a total of 50,000 Warrants, which resulted in an additional interest charge recorded by the Company of $28,413, representing the intrinsic value of the conversion option allocated to the Warrants issued and Mr. Eichler received 50,000 Warrants, which resulted in an additional interest charge recorded by the Company of $30,358.
On December 31, 2010, Messrs. Koob and Eichler elected to convert their Notes into securities of the Company on the terms of the October 2010 Private Placement. Mr. Koob received 50,486 shares of MiMedx common stock resulting from the conversion of $50,000 of principal and $486 in accrued interest and Mr. Eichler received 50,493 shares of MiMedx common stock resulting from the conversion of $50,000 of principal and $493 in accrued interest. By virtue of this conversion, Mr. Koob also received 25,243 callable warrants and 25,243 contingent warrants. Mr. Eichler received 25,247 callable warrants and 25,247 contingent warrants. Mr. Petit agreed to extend the term of his Notes until February 28, 2011, at which time he exercised the conversion option. As a result of the election, Mr. Petit received 406,664 shares of MiMedx common stock resulting from the conversion of two Notes with a total face value of $400,000 and accrued interest of $6,664, 203,332 callable warrants and 203,332 contingent warrants.

2009
In April 2009, the Company commenced a private placement to sell 3% Convertible Senior Secured Promissory Notes (the “Senior Notes”) to accredited investors. The Company completed the offering on June 17, 2009, and received aggregate proceeds of $3,472,000, representing the face value of the Senior Notes. The aggregate proceeds include $250,000 of Senior Notes sold to Parker H. Petit, our Chairman of the Board of Directors, and CEO, $150,000 of Senior Notes sold to Charles E. Koob, one of our directors, and $100,000 of Senior Notes to Roberta L. McCaw, who later became our General Counsel and Corporate Secretary.
The Senior Notes were convertible into shares of the Company’s common stock at $.50 per share (a) at any time upon the election of the holder of the Senior Notes; (b) automatically immediately prior to the closing of the sale of all or substantially all of the assets or more than 50% of the equity securities of the Company by way of a merger transaction or otherwise which would yield a price per share of not less than $.50; or (c) at the election of the Company, at such time as the closing price per share of the Company’s common stock (as reported by the OTCBB or on any national securities exchange on which the Company’s shares may be listed) is not less than $1.50 for at least 20 consecutive trading days in any period prior to the maturity date. The Senior Notes matured in three years and earned interest at 3% per annum on the outstanding principal amount payable in cash on the maturity date or convertible into shares of common stock of the Company as provided for above. The Senior Notes were secured by a first priority lien on all of the assets, including intellectual property, of MiMedx, Inc., excluding, however, the membership interests in SpineMedica, LLC. The Senior Notes were junior in payment and lien priority to any bank debt subsequently incurred by the Company in an amount not to exceed $5,000,000. As of December 31, 2009, no Senior Notes had been converted, no principal payments had been made, no interest had been paid, and aggregate accrued interest payable to our executives related to their investments approximated $10,500. As noted above, Senior Notes were converted in March 2010.
On June 4, 2009, the Company’s Board of Directors agreed to issue additional shares of its common stock to investors who had purchased shares of its common stock in conjunction with its September 2008 Private Placement, its November 2008 Private Placement and its February 2009 Private Placement in order to bring the cost of the acquired shares to $.50 per share. The Board of Directors approved the issuance of the additional shares to be fair to the investors who had invested in the Company when it was most in need of funding and to enable the Company’s future fundraising efforts. The issuance was approved by all of the disinterested members of the Board of Directors. As a condition to the receipt of the additional shares, the investors were required to waive registration rights otherwise available with respect to the shares issued in the private placements. The Company issued 2,490,000 additional shares as a result of this action and recorded additional expense of $1,305,100, based on the fair value of the Company’s stock price on the date each respective waiver was executed. Of this amount Mr. Petit received 1,755,000 additional shares and Mr. Koob received 100,000 additional shares.
In October 2009, Mr. Petit completed an advance of $500,000 to fund the Company’s working capital evidenced by a 5% Convertible Promissory Note (the “Bridge Note”). The Bridge Note was due and payable in full on December 20, 2009, and, at the option of the holder, was convertible into the number of shares of common stock of the Company equal to the outstanding principal amount and accrued interest on the Bridge Note divided by $.60 per share. Additionally, under the terms of the Bridge Note, the Company issued 1,666,666 warrants to Mr. Petit with an exercise price of $.60 per share and a fair value of $975,833 on the date of repayment. The warrants expire in September 2012. The outstanding principal and accrued interest of approximately $505,000 was repaid in December 2009.
In October 2009, the Company commenced a private placement to sell common stock and warrants. From October 30, 2009, through December 31, 2009, the Company sold 7,697,865 shares of common stock at a price of $.60 per share and received proceeds of $4,618,720. Under the terms of the offering, for every two shares of common stock purchased, the investor received a 5-year warrant to purchase one share of common stock for $1.50. Through December 31, 2009, the Company issued a total of 3,848,933 warrants. Mr. Petit, purchased 1,666,666 shares of our common stock and received 833,333 warrants for total consideration of $1,000,000. Additionally two entities in which Mr. Petit has a beneficial interest each purchased 100,000 shares of our common stock and received 50,000 warrants for total consideration of $60,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and any beneficial owner of more than ten percent of a registered class of the Company’s equity securities, to file reports (Forms 3, 4 and 5) of stock ownership and changes in ownership with the SEC. Officers, directors and beneficial owners of more than ten percent of the common stock are required by SEC regulations to furnish the Company with copies of all such forms that they file.
Based solely on the Company’s review of the copies of Forms 3, 4, and 5 the Company believes that during the year ended December 31, 2010, all filing requirements were complied with by its executive officers, directors and beneficial owners of more than ten percent of the common stock, with the exception that Mr. Gorlin may be late in filing a Form 4 for shares that were transferred in connection with the settlement of a dispute.

AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

(PROPOSAL 2)

Shareholders are being asked to approve an amendment to the Company’s Articles of Incorporation (the “Articles”) to increase the number of authorized shares of the Company’s capital stock from 105,000,000 shares to 115,000,000 shares, and to increase the number of shares designated as common stock from 100,000,000 shares ($.001 par value) to 110,000,000 shares ($.001 par value). By Unanimous Consent dated as of November 10, 2011, the Board of Directors approved this amendment, subject to shareholder approval, and directed that this amendment be submitted to a vote of the Company’s shareholders at the Annual Meeting of Shareholders. The Board has determined that this amendment is in the best interests of the Company and its shareholders and recommends approval by the shareholders.

The Articles currently authorize the issuance of up to 105,000,000 shares of capital stock of which 100,000,000 shares are designated as common stock ($.001 par value) and 5,000,000 shares are designated as preferred stock ($.001 par value). As of the close of business on November 10, 2011, 74,256,895 shares of common stock were outstanding. In addition, as of the close of business on November 10, 2011, the Company had 13,416,250 shares of common stock subject to outstanding stock options, 140,000 shares reserved for issuance pursuant to future grants under the Company’s current stock incentive plans, and 12,091,899 shares of common stock subject to outstanding warrants. No preferred stock has been issued or is outstanding. The proposed amendment will not increase or otherwise affect the Company’s authorized preferred stock.

The additional common stock to be authorized by adoption of the proposed amendment would have rights identical to the currently outstanding common stock of the Company. Adoption of the proposed amendment and issuance of the additional common stock would not affect the rights of the holders of currently outstanding common stock of the Company, except for effects incidental to increasing the number of shares of the Company’s common stock outstanding, such as dilution of the voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Florida.

Purpose of Amendment

The Board believes it is in the best interest of the Company to increase the number of authorized shares of common stock in order to give the Company greater flexibility in considering and planning for future potential business needs. The additional shares may be used for various purposes without further stockholder approval, subject to applicable laws and applicable listing requirements that may require stockholder approval for certain issuances of additional shares.

The Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional authorized shares of common stock resulting from the increase proposed herein. The additional shares of common stock will be available for issuance by the Board for various corporate purposes, including but not limited to, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations, stock splits, stock dividends, grants under employee stock incentive plans, as well as other general corporate transactions..

Having this additional authorized common stock available for future use will allow the Company to issue additional shares of common stock without the expense and delay of arranging a special meeting of shareholders.

Possible Effects of the Amendment and Additional Anti-takeover Consideration

The additional shares of common stock that would become available for issuance if the proposal is adopted could also be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If the Company’s shareholders approve the Proposal, the Board will have authority to file with the Secretary of State of Florida an amendment to the Company’s Articles to authorize an additional 10,000,000 shares of capital stock, all of which shall be designated as common stock ($.001 par value). Upon approval and following such filing with the Secretary of State of the State of Florida, the amendment will become effective on the date it is filed. The amendment proposed by the Company to the Articles (assuming approval of this Proposal 2) is attached to this proxy statement as Appendix A.

Neither Florida law, the Company’s Articles, nor the Company’s amended and restated bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with this proposal. Accordingly, the Company’s shareholders will have no right to dissent and obtain payment for their shares.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
AMENDMENT OF THE COMPANY’S ARTICLES
TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

APPROVAL OF AMENDMENT TO ASSUMED 2006 STOCK INCENTIVE PLAN

(PROPOSAL 3)
The Board of Directors has approved and recommends that the shareholders of the Company ratify and approve the amendment of the Company’s Assumed 2006 Stock Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock that may be issued under the Plan from 8,500,000 to 12,500,000 shares. A copy of the Plan, as amended, is attached as Appendix B. Approval of the amendment of the Plan by the shareholders is intended, among other things, to qualify options, stock grants and stock appreciation rights (“SARs”) granted under the plan as “performance-based compensation,” which is not subject to the limits on deductibility of Section 162(m) of the Code, described further below, and to enable the Company to grant incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
The Plan was adopted by a predecessor organization effective November 27, 2006. The purpose of the Plan is to encourage and enable selected employees, directors, and independent contractors of the Company and its affiliates to acquire or increase their holdings of common stock and other equity-based interests in the Company in order to promote a closer identification of their interests with ours, thereby stimulating their efforts to enhance our efficiency, soundness, profitability, growth and shareholder value. Persons eligible to participate in the Plan are such employees, officers, directors, independent contractors and consultants of the Company or one of its subsidiaries (or future parent companies) as the administrator of the Plan in its discretion, shall designate from time to time. As of October 15, 2011, the Company employed approximately 49 full-time personnel.
Summary of the Plan
Shares Available for Issuance under the Plan
Of the 8,500,000 shares previously authorized by the shareholders to be issued under the Plan, as of December 31, 2010, 8,257,650 shares were subject to outstanding options, and 242,350 shares remained available for future issuance. On March 31, 2011, the Board amended the Plan to provide that an additional 1,000,000 shares of the Company’s common stock may be issued pursuant to the Plan and on August 3, 2011, further amended the Plan to provide that an additional 3, 000,000 shares of the Company’s common stock may be issued pursuant to the Plan. The aggregate 4,000,000 additional shares represent approximately 5 % of the Company’s common stock outstanding as of September 30, 2011.

Of the shares available for issuance under the Plan, the maximum that we may issue pursuant to incentive stock options is 12,500,000. In addition, if and to the extent that Section 162(m) of the Code is applicable:
•	we may not grant to any participant options or SARs that are not related to an option for more than 1,000,000 shares of common stock in any calendar year;
•	we may not grant to any participant awards for more than1,000,000 shares of common stock in any calendar year; and
•	participants may not be paid more than $2,000,000 with respect to any cash-settled award granted in any calendar year, subject in each case to adjustments as provided in the Plan.
The following will not be included in calculating the share limitations set forth above:
•	dividends;
•	awards which by their terms are settled in cash rather than the issuance of shares;
•	shares subject to an award that are repurchased or reacquired by us; and
•	any shares a participant surrenders or we withhold to pay the option or purchase price for an award or use to satisfy any tax withholding requirement in connection with the exercise, vesting, or earning of an award.
We will further adjust the number of shares reserved for issuance under the Plan and the terms of awards in the event of an adjustment to the capital stock structure of the Company or one of our affiliates due to a merger, consolidation, reorganization, stock split, stock dividend or similar event.
Administration, Amendment and Termination
Currently, our Compensation Committee administers the Plan. In this discussion, we refer to our Compensation Committee as the “administrator.” Subject to certain restrictions set forth in the Plan, the administrator has full and final authority to take actions and make determinations with respect to the Plan.
Subject to certain terms and conditions, the administrator may delegate to one or more of our officers the authority to grant awards, and to make determinations otherwise reserved for the administrator with respect to such awards.
Our Board of Directors may amend, alter, or terminate the Plan at any time, subject to certain exceptions and restrictions set forth in the Plan. Our Board of Directors may also amend, alter, or terminate any award, although participant consent may be required.
The administrator may amend the Plan and any award, without participant consent and, except where required by applicable laws, without shareholder approval, in order to comply with applicable laws. In addition, the administrator may make adjustments to awards upon the occurrence of certain unusual or nonrecurring events. The administrator may (subject to certain Plan limitations) cause any award or any portion thereof to be cancelled in consideration of an alternative award or cash payment of an equivalent cash value. The administrator also may determine that a participant’s rights, payments, and/or benefits with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events. Except to the extent otherwise required under Code Section 409A, the administrator also may modify or extend the terms and conditions for exercise, vesting, or earning of an award and/or accelerate the date that any award may become exercisable, vested, or earned, without any obligation to accelerate any other award.

Options
The Plan authorizes the grant of both incentive stock options and nonqualified stock options. The administrator will determine the option price at which a participant may exercise an option. The option price may not be less than 100% of the fair market value on the date of grant (or 110% of the fair market value with respect to incentive stock options granted to a 10% or more shareholder) and also may not be less than the par value per share (subject to certain exceptions in the case of substitute or assumed options).
Unless an individual award agreement provides otherwise, a participant may pay the option price in cash or, to the extent permitted by the administrator and applicable laws, by tendering shares of common stock, by the withholding of shares upon exercise, by such other consideration as the administrator may deem appropriate, or a combination of the foregoing.
At the time of option grant, the administrator will determine the terms and conditions of an option, the period or periods during which an option is exercisable, and the option term (which, in the case of incentive stock options, may not exceed ten years, or five years with respect to a 10% or more shareholder). Options are also subject to certain restrictions on exercise if the participant terminates employment or service.
Stock Appreciation Rights
Subject to the limitations of the Plan, the administrator may in its sole discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the administrator shall determine. SARs may be granted to the holder of an option (a “related option”) with respect to all or a portion of the shares of common stock subject to the related option (a “related SAR”) or may be granted separately to an eligible individual (a “freestanding SAR”). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination thereof, as determined by the administrator. Upon the exercise of an SAR, the holder of an SAR is entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the fair market value per share of common stock on the date of exercise over the base price per share of such SAR by (ii) the number of shares of common stock with respect to which the SAR is being exercised. The base price may be no less than 100% of the fair market value per share of common stock on the date the SAR is granted (except in the case of certain substituted or assumed SARs in a merger or similar transaction).
SARs are exercisable according to the terms established by the administrator and stated in the applicable award agreement. Upon the exercise of a related SAR, the related option is deemed to be canceled to the extent of the number of shares of common stock for which the related SAR is exercised. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to with respect to a particular SAR. Each award agreement will state the extent to which a holder may have the right to exercise an SAR following termination of the holder’s employment or service with the Company or an affiliate, as determined by the administrator.
Restricted Awards
Subject to the limitations of the Plan, the administrator may grant restricted awards to such individuals in such numbers, upon such terms, and at such times as the administrator shall determine. Restricted awards may be in the form of restricted stock awards and/or restricted stock units that are subject to certain conditions which must be met for the restricted award to vest and be earned, in whole or in part, and be no longer subject to forfeiture. Restricted stock awards may be payable in common stock. Restricted stock units may be payable in cash or common stock, or a combination thereof.

Subject to certain limitations in the Plan, the administrator will determine the restriction period during which a participant may earn a restricted award and the conditions to be met in order for it to be granted or to vest or be earned. These conditions may include:
•	payment of a stipulated purchase price;
•	attainment of performance objectives;
•	continued service or employment for a certain period of time;
•	retirement;
•	displacement;
•	disability;
•	death; or
•	any combination of these conditions.
Subject to the terms of the Plan and Code Section 409A requirements, the administrator determines whether and to what degree restricted awards have vested and been earned and are payable. If a participant’s employment or service is terminated for any reason and all or any part of a restricted award has not vested or been earned pursuant to the terms of the Plan and the individual award, the participant will forfeit the award and related benefits unless the administrator determines otherwise.
Dividend and Dividend Equivalent
The administrator may provide that awards earn dividends or dividend equivalents, subject to restrictions set forth in the Plan. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account, subject to such restrictions and conditions as the administrator may establish.
Change in Control
Upon a “change in control,” as defined in the Plan and subject to any Code Section 409A requirements, awards vest and become immediately exercizable in full.
Transfer and Other Restrictions
Awards generally are not transferable other than by will or the laws of intestate succession or as may otherwise be permitted by the administrator, and participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to such awards until the restriction period and/or performance period has expired and until all conditions to vesting the award have been met. As a condition to the issuance or transfer of common stock or the grant of any other Plan benefit, we may require a participant or other person to become a party to an agreement imposing such conditions or restrictions as we may require.
Certain Federal Income Tax Consequences
The following generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to the Company. The provisions of the Code and related regulations and other guidance are complicated and their impact in any one case may depend upon the particular circumstances.
Incentive Options
The grant and exercise of an incentive stock option generally will not result in taxable income to the participant if the participant does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the participant has continuously been an employee of the Company from the date of grant to three months before the date of exercise (or 12 months in the event of disability). However, the excess of the fair market value of the shares received upon exercise of the option over the option price generally will constitute an item of adjustment in computing the participant’s alternative minimum taxable income for the year of exercise. Thus, certain participants may incur federal income tax liability as a result of the exercise of an incentive option under the alternative minimum tax rules of the Code.

The Company generally is not entitled to a deduction upon the exercise of an incentive option. Upon the disposition of shares acquired upon exercise of an incentive option, the participant will be taxed on the amount by which the amount realized exceeds the option price. This amount will be treated as capital gain or loss.
If the holding period requirements described above are not met, the participant will have ordinary income in the year of disposition to the extent of the lesser of: (i) the fair market value of the stock on the date of exercise minus the option price or (ii) the amount realized on disposition of the stock minus the option price. The Company generally is entitled to deduct as compensation the amount of ordinary income realized by the participant.
Pursuant to the Code and the terms of the Plan, in no event can there first become exercisable by a participant in any one calendar year incentive stock options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive option granted under the Plan exceeds this limitation; it will be treated as a nonqualified option.
Nonqualified Options
If a participant receives a nonqualified option, the difference between the fair market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the participant on the date of exercise. The Company generally will be entitled to a deduction in the same year in an amount equal to the income taxable to the participant.
Stock Appreciation Rights
The grant of an SAR will not result in taxable income to a participant or a tax deduction to the Company. Upon exercise of the SAR, the amount of cash and fair market value of shares received by the participant (determined at the time of delivery to the participant), less cash or other consideration paid (if any), is taxed to the participant as ordinary income and the Company generally will be entitled to receive a corresponding tax deduction.
Restricted Stock Awards
The grant of restricted stock awards will not result in taxable income to the participant or a tax deduction to the Company, unless the restrictions on the stock do not present a substantial risk of forfeiture or the award is transferable. In the year that the restricted stock is no longer subject to a substantial risk of forfeiture or the award is transferable, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be taxed to the participant as ordinary income, except that, in the case of restricted stock issued at the beginning of the restriction period, the participant may elect to include in his ordinary income at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid for the shares. The Company generally will be entitled to a corresponding tax deduction.
Restricted Stock Units and Dividend Equivalents
The federal income tax consequences of the award of restricted stock units or dividend equivalents will depend on the conditions of the award. Generally, the grant of one of these awards does not result in taxable income to the participant or a tax deduction to the Company. However, the participant will recognize ordinary compensation income at settlement of the award equal to any cash and the fair market value of any common stock received (determined as of the date that the award is not subject to a substantial risk of forfeiture or transferable). The Company generally is entitled to a deduction upon the participant’s recognition of income in an amount equal to the ordinary income recognized by the participant.

Section 409A of the Code
Section 409A of the Code imposes certain requirements on deferred compensation. The Company intends for the Plan to comply in good faith with the requirements of Section 409A of the Code including related regulations and guidance, where applicable and to the extent practicable. If, however, Section 409A of the Code is deemed to apply to an award, and the Plan and award do not satisfy the requirements of Section 409A of the Code during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Section 409A of the Code to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includible in income and may also be subject to interest charges under Section 409A of the Code. The Company generally will be entitled to an income tax deduction with respect to the amount of compensation includible as income to the participant. The Company undertakes no responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.
Accounting Treatment
Stock Option grants or stock issuances made to employees or directors under the Plan are accounted for under the provisions of ASC topic 718 “Compensation — Stock compensation” which requires the use of the fair-value based method to determine compensation for all arrangements under which employees and others receive shares of stock or equity instruments (options and warrants). Under the fair value based method, total compensation expense related to such stock options or stock issuances is determined using the fair value of the stock options or stock issuances on the date of grant. Total compensation expense is recognized on a straight-line basis over the vesting period of the applicable stock option or stock grant.
Description of the Changes to the Plan
Increase in Number of Shares. The amendment that the shareholders are being asked to approve includes an increase in the number of shares of Company common stock available for issuance from 8,500,000 to 12,500,000. As of October 15, 2011, 10,355,000 shares of common stock have been issued under the Plan and are included in the number of shares outstanding. In addition, no shares remain available for issuance under the Plan as previously approved by shareholders at March 30, 2010. Awards under the Plan are determined on a case-by-case basis, including among other things, the Executive’s performance, overall compensation and the performance of the Company. Accordingly, future awards (“new plan benefits”) under the Plan are not determinable at this time. Reference is made to the sections captioned “Executive Compensation” and “Outstanding Equity Awards at Fiscal Year End” of this Proxy Statement for detailed information on stock incentive awards and exercises of such awards by certain executive officers under former and existing stock incentive plans.
Plan Benefits
During the period January 1, 2010 through December 31, 2010, the Compensation Committee granted options as follows: Messrs. Petit and Taylor and Senken were granted 325,000, 350,000 and 275,000 options, respectively; all other executives as a group were granted a total of 170,400 options; and all other employees and consultants as a group were granted a total of 1,265,000 options, for a total aggregate amount of 2,385,400 stock options. The Compensation Committee also authorized on February 23, 2010, an aggregate of 200,000 options to be granted to certain consultants, subject to entering into final agreements with such consultants. Of these 200,000 authorized options, 60,000 options have been granted as of December 31, 2010 and are included in the total aggregate stock options granted in 2010.
Other than those grants, the selection of individuals who will receive awards of the newly authorized shares under the Plan and the amount of any such awards are subject to Compensation Committee discretion and are not yet determinable. Therefore, it is not possible to predict the benefits or amounts that will be received by, or allocated to, particular individuals or groups of employees in fiscal 2011. The number of shares of common stock subject to awards granted in fiscal 2010 to the Company’s Named Executive Officers is set forth in this Proxy Statement in the “Summary Compensation Table” and the “Grant of Plan-Based Awards Table.”

Market Price of the Common Stock
The closing price of the Company’s common stock as reported on the OTCBB was $1.05 per share on October 31, 2011. As of such date, the aggregate market value of the 13,416,250 shares of common stock issuable under the Plan was $15,428,688.
The preceding summary of the Plan is qualified in its entirety by reference to the complete text of the Plan set forth in Appendix B to this proxy statement.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ADOPTION OF THE
AMENDMENT TO THE ASSUMED 2006 STOCK INCENTIVE PLAN
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(PROPOSAL 4)
Independent Registered Public Accounting Firm For 2011
The Board of Directors, upon the recommendation of its Audit Committee, has selected Cherry, Bekaert & Holland L.L.P. to audit our accounts for the fiscal year ending December 31, 2011. Cherry, Bekaert & Holland L.L.P. has reported that none of its members has any direct financial interest or material indirect financial interest in us. Currently, our Audit Committee is composed of Mr. Dewberry, Mr. Papasan and Mr. Bleser and has responsibility for recommending the selection of our independent registered public accounting firm.
The Audit Committee’s pre-approval process for non-audit and audit-related services may be found in the charter of the Audit Committee.
Representatives of Cherry, Bekaert & Holland L.L.P. are expected to be present at the Annual Meeting of Shareholders. These representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Audit Firm Fee Summary.
The following table presents fees billed for professional audit services rendered by Cherry, Bekaert & Holland, L.L.P. for the audit of our annual financial statements for the year ended December 31, 2010, and nine months ended December 31, 2009 and fees billed for other services rendered by Cherry, Bekaert and Holland, L.L.P., our independent registered public accounting firm during these periods.

	Year	Nine Months
	ended	ended
	December 31, 2010	December 31, 2009
Audit Fees	$122,000	$116,864
Audit Related Fees	-0-	-0-
Tax Fees	$14,650	$11,000

All Other Fees	-0-	-0-

Audit Fees. This category includes fees for (i) the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q; and (ii) services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the relevant periods described above. There were no separate audit-related services or fees.
Audit-related Fees. This category includes fees for assurance and related services that are reasonably related to the performance of the audit or review of Company’s financial statements and are not reported under “Audit Fees.”
Tax Fees. This category consists of professional services rendered for tax compliance, tax planning, tax return preparation, tax research and tax advice.
All Other Fees. This category includes the aggregate fees for products and services that are not reported above under “Audit Fees,” or “Tax Fees.”
Audit Committee Pre-Approval Policy.
The Audit Committee has responsibility for the appointment, retention and oversight of the work of our independent auditors, to recommend their selection and engagement, to review and approve in advance all non-audit related work performed by our independent registered public accounting firm prior to the performance of each such service. The Audit Committee is also required to establish formal policies and procedures for the engagement of the independent auditors to provide permitted non-audit services. The Audit Committee gave its prior approval to all services provided by our independent auditors in fiscal 2010. The Audit Committee has determined that the provision of services by Cherry, Bekaert & Holland, L.L.P, is compatible with maintaining the independence of the independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF
THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
REPORT OF THE AUDIT COMMITTEE
The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall it be incorporated by reference into any previous or future filing by the Company under the Securities Act of 1933 or the Exchange Act of 1934 except to the extent that the Company incorporates it by specific reference.
In accordance with the written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of MiMedx’s financial reporting processes.
Review and Discussions with Management. The Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2010, and the quarters ended March 31, June 30 and September 30, 2011 with our management.
Review and Discussion with Independent Registered Public Accounting Firm. The Audit Committee has reviewed and discussed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity, in all material respects, of those audited consolidated financial statements with U.S. generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of MiMedx’s accounting principles and such other matters as are required to be discussed with the Audit Committee by standards of the Public Company Accounting Oversight Board (PCAOB). In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB.
Conclusion. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

J. Terry Dewberry, Chairman
Joseph G. Bleser
Larry W. Papasan
DEADLINE FOR SHAREHOLDER PROPOSALS
Proposals of shareholders intended for inclusion in our proxy statement relating to the 2012 annual meeting of shareholders must be received at our offices (addressed to the attention of the Corporate Secretary) not later than July 17, 2012. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Any shareholder proposal not included in the proxy materials we disseminate for our 2012 annual meeting of shareholders in accordance with Rule 14a-8 under the Exchange Act will be considered untimely for the purposes of Rules 14a-4 and 14a-5 under the Exchange Act if notice of the proposal is received after July 17, 2012, Management proxies will be authorized to exercise discretionary authority with respect to any shareholder proposal not included in our proxy materials unless (a) we receive notice of such proposal by July 17, 2012, and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met.

ADDITIONAL INFORMATION
Management knows of no matters that are to be presented for action at the Annual Meeting of Shareholders other than those set forth above. If any other matters properly come before the Annual Meeting of Shareholders, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.
We will bear the expenses in connection with the solicitation of proxies. Solicitation will be made by mail, but may also be made by telephone, personal interview, facsimile or personal calls by our officers, directors or employees who will not be specially compensated for such solicitation. We may request brokerage houses and other nominees or fiduciaries to forward copies of our proxy statement to beneficial owners of common stock held in their names and we may reimburse them for reasonable out-of-pocket expenses incurred in doing so.
A copy of our Annual Report on Form 10-K for the year ended December 31, 2010, Form 10-K/A for the year ended December 31, 2010 and our Quarterly Reports on Form 10-Q for the periods ended March 31, June 30 and September 30, 2011, as filed with the Securities and Exchange Commission, will be sent to any shareholder without charge upon written request addressed to:

Michael J. Senken
MiMedx Group, Inc.
60 Chastain Center Blvd., Suite 60
Kennesaw, Georgia 30144

By order of the Board of Directors,

Parker H. Petit
Chairman and Chief Executive Officer

Nov. 24, 2011

APPENDIX A

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
MIMEDX GROUP, INC.

MiMedx Group, Inc., a corporation organized and existing under the laws of the State of Florida, hereby certifies as follows:

1. The name of the corporation is MiMedx Group, Inc. (the “Corporation”).

2. Pursuant to Section 607.1003 of the Florida Business Corporation Act (the “Act”), these Articles of Amendment (“Articles of Amendment”) amend the Articles of Incorporation of the Corporation filed in the Office of the Department of State of the State of Florida on February 28, 2008, as amended by the Articles of Merger filed in the Office of the Department of State of the State of Florida on March 31, 2008, and the Articles of Amendment filed in the Office of the Department of State of the State of Florida on May 14, 2010, and the Articles of Amendment filed in the Office of the Department of State of the State of Florida on                                   , 2011(as amended, the “Amended Articles”).

3. These Articles of Amendment were duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 607.1003 of the Act on November 10, 2011.

4. These Articles of Amendment were duly approved by holders of a majority of the outstanding shares of the Common Stock of the Corporation in accordance with the provisions of Section 607.1003 of the Act and the Amended Articles on December 14, 2011.

5. The Amended Articles are hereby amended by deleting the first paragraph of Article 3 in its entirety, and inserting the following text in lieu thereof:

Article 3. Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is not more than 115,000,000 shares of capital stock, of which 110,000,000 shares shall be designated “Common Stock,” at $.001 par value per share, and 5,000,000 shares shall be designated as “Preferred Stock,” at $.001 par value per share.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment on                      , 2011.

MIMEDX GROUP, INC.

By:
Name:
Its:

A-1

APPENDIX B
As Amended as of August 3, 2011
MIMEDX GROUP, INC.
ASSUMED 2006 STOCK INCENTIVE PLAN
1. Definitions
In addition to other terms defined herein, the following terms shall have the meanings given below:
(a) Administrator means the Board, and, upon its delegation of all or part of its authority to administer the Plan to the Committee, the Committee.
(b) Affiliate means any Parent or Subsidiary of the Corporation, and also includes any other business entity which is controlled by, under common control with or controls the Corporation; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws and any requirements imposed under Code Section 409A, related regulations or other guidance.
(c) Applicable Laws means any applicable laws, rules or regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act and the Code.
(d) Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or Nonqualified Option); a Stock Appreciation Right (including a Related SAR or a Freestanding SAR); a Restricted Award (including a Restricted Stock Award or a Restricted Unit Award); a Dividend Equivalent Award; or any other award granted under the Plan.
(e) Award Agreement means an agreement (which may be in written or electronic form, in the Administrator’s discretion, and which includes any amendment or supplement thereto) between the Corporation and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Award Agreement may also state such other terms, conditions and restrictions, including but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.
(f) Board or Board of Directors means the Board of Directors of the Corporation.
(g) Cause means, unless the Administrator determines otherwise, a Participant’s termination of employment or service resulting from the Participant’s (i) termination for “cause” as defined under the Participant’s employment, consulting or other agreement with the Corporation or an Affiliate, if any, or (ii) if the Participant has not entered into any such employment, consulting or other agreement (or if any such agreement does not address the effect of a “cause” termination), then the Participant’s termination shall be for “Cause” if termination results due to the Participant’s (A) dishonesty; (B) refusal or continued failure to perform his duties for the Corporation, as determined by the Administrator or its designee; (C) engaging in fraudulent conduct; or (D) engaging in any conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of “Cause” shall be made by the Administrator and its determination shall be final and conclusive. Without in any way limiting the effect of the foregoing, for the purposes of the Plan and any Award, a Participant’s employment or service shall be deemed to have terminated for Cause if, after the Participant’s employment or service has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Administrator, a termination for Cause.

B-1

(h) Change in Control:
(i) General: Except as may be otherwise provided in an individual Award Agreement or as may be otherwise required in order to comply with Code Section 409A, a Change in Control shall be deemed to have occurred on the earliest to occur of a change in the ownership of the Corporation, a change in the effective control of the Corporation, a change in ownership of a substantial portion of the Corporation’s assets and a disposition of a substantial portion of the Corporation’s assets, all as defined below:
(a) A change in the ownership of the Corporation occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Corporation which, together with stock held by such person or group, represents more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Corporation. An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Corporation acquires its stock in exchange for property will be treated as an acquisition of stock.
(b) A change in the effective control of the Corporation occurs on the date that either: any one person, or more than one person acting as a group becomes the beneficial owner of stock of the Corporation possessing more than fifty percent (50%) of the total voting power of the stock of the Corporation; or a majority of members of the Corporation’s board of directors is replaced during any 24-month period by directors whose appointment or election is not endorsed by at least two-thirds (2/3) of the members of the Corporation’s board of directors who were directors prior to the date of the appointment or election of the first of such new directors.
(c) A change in the ownership of a substantial portion of the Corporation’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total fair market value equal to seventy-five percent (75%) or more of the total fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. The transfer of assets by the Corporation is not treated as a change in the ownership of such assets if the assets are transferred to an entity more than fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by the Corporation.
(d) A disposition of a substantial portion of the Corporation’s assets occurs on the date that the Corporation transfers assets by sale, lease, exchange, distribution to shareholders, assignment to creditors, foreclosure or otherwise, in a transaction or transactions not in the ordinary course of the Corporation’s business (or has made such transfers during the 12-month period ending on the date of the most recent transfer of assets) that have a total fair market value equal to seventy-five percent (75%) or more of the total fair market value of all of the assets of the Corporation as of the date immediately prior to the first such transfer or transfers. The transfer of assets by the Corporation is not treated as a disposition of a substantial portion of the Corporation’s assets if the assets are transferred to an entity, more than fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by the Corporation.

2

(e) The Administrator shall have full and final authority, in its discretion, to determine whether a Change in Control of the Corporation has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto.
For purposes of the above-definition of a “Change in Control,” the terms “person,” “acting as a group” and “ownership” shall have the meanings prescribed in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 promulgated thereunder; provided, however, that in any merger, consolidation or share exchange in which less than fifty percent (50%) of the outstanding voting securities of the Corporation or its successor corporation are held by the former shareholders of the Corporation, the shareholders of the other parties to the transaction shall be deemed to have acted as a group that acquired ownership of more than fifty percent (50%) of the outstanding voting securities of the Corporation, resulting in a change in ownership under (a) above.
(ii) Definition Applicable to Awards subject to Code Section 409A: Notwithstanding the preceding provisions of Section 1(h)(i), in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to the provisions of Code Section 409A, then distributions related to such Awards may be permitted, in the Administrator’s discretion, upon the occurrence of one or more of the following events (as they are defined and interpreted under Code Section 409A, related regulations or other guidance): (A) a change in the ownership of the Corporation, (B) a change in effective control of the Corporation, or (C) a change in the ownership of a substantial portion of the assets of the Corporation.
(i) Code means the Internal Revenue Code of 1986, as amended.
(j) Committee means the Compensation Committee of the Board, which may be appointed to administer the Plan.
(k) Common Stock means the common stock of MiMedx Group, Inc., $0.001 par value per share.
(l) Corporation means MiMedx Group, Inc., a Florida corporation, together with any successor thereto.
(m) Covered Employee shall have the meaning given the term in Section 162(m) of the Code and related regulations.
(n) Director means a member of the Board or of the board of directors of an Affiliate.
(o) Disability shall, except as may be otherwise determined by the Administrator or required under Code Section 409A or related regulations or other guidance, have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of termination due to disability), “Disability” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.
(p) Displacement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of a termination due to displacement), “Displacement” shall mean the termination of the Participant’s employment or service due to the elimination of the Participant’s job or position without fault on the part of the Participant (as determined by the Administrator).

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(q) Dividend Equivalent Award means a right granted to a Participant pursuant to Section 10 to receive the equivalent value (in cash or shares of Common Stock) of dividends paid on Common Stock.
(r) Effective Date means the effective date of the Plan, as provided in Section 4.
(s) Employee means any person who is an employee of the Corporation or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Corporation or an Affiliate the legal and bona fide relationship of employer and Employee; provided, however, that, with respect to Incentive Options, “Employee” means any person who is considered an employee of the Corporation or any Parent or Subsidiary for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).
(t) Exchange Act means the Securities Exchange Act of 1934, as amended.
(u) Fair Market Value per share of the Common Stock shall be established in good faith by the Administrator and, unless otherwise determined by the Administrator, the Fair Market Value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date an Option is granted or other determination is made (such date of determination being referred to herein as a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately or nearest preceding the valuation date for which such information is available, and, provided further, if the shares are not listed for trading on the New York Stock Exchange or the American Stock Exchange or quoted on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value shall be the average between the highest bid and lowest asked prices for such stock on the date immediately or nearest preceding the valuation date as reported on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the Fair Market Value shall be determined by the Administrator based on such valuation measures or other factors as it deems appropriate. Notwithstanding the foregoing, (i) with respect to the grant of Incentive Options, the Fair Market Value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the Federal Estate Tax Regulations, or in any other manner consistent with the Code Section 422 and accompanying regulations; and (ii) Fair Market Value shall be determined in accordance with Section 409A, related regulations or other guidance to the extent required by such provisions.
(v) Freestanding SAR means an SAR that is granted without relation to an Option, as provided in Section 8.
(w) Incentive Option means an Option that is designated by the Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422 and related regulations.
(x) Independent Contractor means an independent contractor, consultant or advisor providing services to the Corporation or an Affiliate.
(y) Nonqualified Option means an Option granted under Section 7 that is not intended to qualify as an incentive stock option under Code Section 422 and related regulations.

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(z) Option means a stock option granted under Section 7 that entitles the holder to purchase from the Corporation a stated number of shares of Common Stock at the price set forth in an Award Agreement.
(aa) Option Period means the term of an Option, as provided in Section 7(d)(i).
(bb) Option Price means the price at which an Option may be exercised, as provided in Section 7(b).
(cc) Parent means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(dd) Participant means an individual employed by, or providing services to, the Corporation or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.
(ee) Performance Measures mean one or more performance factors which may be established by the Administrator with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Administrator in its discretion may deem appropriate; provided, however, that, if and to the extent that Section 162(m) of the Code is applicable, then such performance factors shall be limited to one or more of the following (as determined by the Administrator in its discretion): (i) cash flow; (ii) return on equity; (iii) return on assets; (iv) earnings per share; (v) operations expense efficiency milestones; (vi) consolidated earnings before or after taxes (including earnings before interest, taxes, depreciation and amortization); (vii) net income; (viii) operating income; (ix) book value per share; (x) return on investment; (xi) return on capital; (xii) improvements in capital structure; (xiii) expense management; (xiv) profitability of an identifiable business unit or product; (xv) maintenance or improvement of profit margins; (xvi) stock price or total shareholder return; (xvii) market share; (xviii) revenues or sales; (xix) costs; (xx) working capital; (xxi) economic wealth created; (xxii) strategic business criteria; (xxiii) efficiency ratio(s); (xxiv) achievement of division, group, function or corporate financial, strategic or operational goals; and (xxv) comparisons with stock market indices or performances of metrics of peer companies. If and to the extent that Section 162(m) of the Code is applicable, the Administrator shall, within the time and in the manner prescribed by Section 162(m) of the Code and related regulations, define in an objective fashion the manner of calculating the Performance Measures it selects to use for Participants during any specific performance period and determine whether such Performance Measures have been met. Such performance factors may be adjusted or modified due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation, or in response to, or in anticipation of, changes in Applicable Laws, accounting principles or business conditions, in each case as determined by the Administrator.
(ff) Plan means the MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan, as it may be hereafter amended and/or restated.
(gg) Related SAR means an SAR granted under Section 8 that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Corporation, unexercised, of that portion of the Option to which the SAR relates.
(hh) Restricted Award means a Restricted Stock Award and/or a Restricted Stock Unit Award, as provided in Section 9.
(ii) Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 9. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

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(jj) Restricted Stock Unit means a Restricted Award granted to a Participant pursuant to Section 9 which is settled (i) by the delivery of one share of Common Stock for each Restricted Stock Unit, (ii) in cash in an amount equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, or (iii) in a combination of cash and Shares equal to the Fair Market Value of one share of Common Stock for each Restricted Stock Unit, as determined by the Administrator. A Restricted Stock Unit Award represents the promise of the Corporation to deliver shares, cash or a combination thereof, as applicable, upon vesting of the Award and compliance with such other terms and conditions as may be determined by the Administrator.
(kk) Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does address the effect of termination due to retirement), “Retirement” shall mean retirement in accordance with the retirement policies and procedures established by the Corporation, as determined by the Administrator.
(ll) SAR means a stock appreciation right granted under Section 8 entitling the Participant to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess of the Fair Market Value on the date of exercise over the SAR base price, subject to the terms of the Plan and any other terms and conditions established by the Administrator. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.
(mm) Securities Act means the Securities Act of 1933, as amended.
(nn) Shareholders’ Agreement means that certain Shareholders’ Agreement which may be entered into between the Corporation and certain or all shareholders of the Corporation, as it may be amended.
(oo) Subsidiary means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(pp) Termination Date means the date of termination of a Participant’s employment or service with the Company as a non-employee Director or Independent Contractor, for any reason, as determined by the Administrator in its discretion.
2. Purpose
The purpose of the Plan is to encourage and enable selected Employees, Directors and Independent Contractors of the Corporation and its Affiliates to acquire or to increase their holdings of Common Stock of the Corporation and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose may be carried out through the grant of Awards to selected Employees, Directors and Independent Contractors, which may include the grant to selected Participants of Options in the form of Incentive Stock Options and Nonqualified Options; SARs in the form of Related SARs and Freestanding SARs; Restricted Awards in the form of Restricted Stock Awards and Restricted Stock Units; and/or Dividend Equivalent Awards.

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3. Administration of the Plan
(a) The Plan shall be administered by the Board of Directors of the Corporation, or, upon its delegation, by the Committee. In the event that the Corporation shall become subject to the reporting requirements of the Exchange Act, the Committee shall be comprised solely of two or more “non-employee directors,” as such term is defined in Rule 16b-3 under the Exchange Act, or as may otherwise be permitted under Rule 16b-3, unless the Board determines otherwise. Further, in the event that the provisions of Section 162(m) of the Code or related regulations become applicable to the Corporation, the Plan shall be administered by a committee comprised of two or more “outside directors” (as such term is defined in Section 162(m) or related regulations) or as may otherwise be permitted under Section 162(m) and related regulations. For the purposes of the Plan, the term “Administrator” shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee. Notwithstanding the foregoing, the Board shall have sole authority to grant Awards to Directors who are not Employees of the Corporation or its Affiliates.
(b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. Except to the extent otherwise required or restricted under Code Section 409A or related regulations or other guidance, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award. The Administrator may determine that a Participant’s rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, violation of policies of the Corporation or an Affiliate, breach of non-solicitation, noncompetition, confidentiality, proprietary rights and invention assignment agreements or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is determined by the Administrator to be detrimental to the business or reputation of the Corporation or any Affiliate.

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In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with Applicable Laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s articles of incorporation and bylaws and/or under Applicable Laws.
(c) Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more officers of the Corporation the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by Applicable Laws, and such terms and conditions as may be established by the Administrator); provided, however, that, if and to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Section 162(m) of the Code and related regulations. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more officers of the Corporation, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code and other Applicable Laws.
4. Effective Date; Term
The Effective Date of the Plan shall be November 27, 2006. Awards may be granted under the Plan on and after the Effective Date, but not after November 26, 2016. Awards that are outstanding at the end of the Plan term (or such earlier termination date as may be established by the Board pursuant to Section 12(a)) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.
5. Shares of Stock Subject to the Plan; Award Limitations
(a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed 12,500,000 shares. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.
(b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):
(i) The maximum number of shares of Common Stock that may be issued to any one Participant under the Plan pursuant to the grant of Incentive Options shall not exceed 8,500,000 shares;
(ii) If and to the extent Section 162(m) of the Code is applicable:
(A) In any calendar year, no Participant may be granted Options and SARs that are not related to an Option for more than 1,000,000 shares of Common Stock;

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(B) No Participant may be granted Awards in any calendar year for more than 1,000,000 shares of Common Stock; and
(C) No Participant may be paid more than $2,000,000 with respect to any cash-settled award or awards which were granted during any single calendar year.
(For purposes of Section 5(b)(iii)(A) and (B), an Option and Related SAR shall be treated as a single Award.)
(c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards; (ii) Awards which by their terms are settled in cash rather than the issuance of shares; (iii) any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expires or lapses for any reason or any shares subject to an Award which shares are repurchased or reacquired by the Corporation; and (iv) any shares surrendered by a Participant or withheld by the Corporation to pay the Option Price or purchase price for an Award or shares used to satisfy any tax withholding requirement in connection with the exercise, vesting or earning of an Award if, in accordance with the terms of the Plan, a Participant pays such Option Price or purchase price or satisfies such tax withholding by either tendering previously owned shares or having the Corporation withhold shares.
(d) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or an Affiliate, or if the Board of Directors of the Corporation declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Corporation or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.
6. Eligibility
An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:
(a) The individual is either (i) an Employee, (ii) a Director, or (iii) an Independent Contractor.
(b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Corporation or a Parent or Subsidiary and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Corporation or a Parent or Subsidiary may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.
(c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization or similar business combination involving the Corporation or an Affiliate, the recipient is otherwise eligible to receive the Award and the terms of the award are consistent with the Plan and Applicable Laws (including, to the extent necessary, the federal securities laws registration provisions and Section 409A and Section 424(a) of the Code and related regulations or other guidance).
(d) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a “Participant”).

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7. Options
(a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Corporation or a Parent or Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option. An Option may be granted with or without a Related SAR.
(b) Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share (if any) of the Common Stock. Notwithstanding the foregoing, the Administrator may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option Price not equal to at least 100% of the Fair Market Value on the date of grant, if such options are assumed or substituted in accordance with Reg. Section 1.424-1 (or any successor provision thereto) and if the option price of any such assumed or substituted option was at least equal to 100% of the fair market value of the underlying stock on the original date of grant, or if the terms of such assumed or substituted option otherwise comply with Code Section 409A, related regulations and other guidance. The preceding sentence shall also apply to SARs that are assumed or substituted in a corporate transaction, to the extent required under Code Section 409A, related regulations or other guidance.
(c) Date of Grant: An Incentive Option shall be considered to be granted on the date that the Administrator acts to grant the Option, or on any later date specified by the Administrator as the effective date of the Option. A Nonqualified Option shall be considered to be granted on the date the Administrator acts to grant the Option or any other date specified by the Administrator as the date of grant of the Option.
(d) Option Period and Limitations on the Right to Exercise Options:
(i) The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement. With respect to Incentive Options, the Option Period shall not extend more than 10 years from the date on which the Option is granted (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Parent or Subsidiary, as provided in Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.
(ii) An Option may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefore and shall be accompanied by payment of such purchase price. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and Applicable Laws (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:
(A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for a time period, if any, determined by the Administrator and otherwise acceptable to the Administrator;

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(B) With respect only to purchases upon exercise of an Option after a public market for the Common Stock exists, by delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the Option Price;
(C) By cash bonuses, loans or such other payment methods as may be approved by the Administrator (and subject to such terms as may be established by the Administrator), and which methods are acceptable under Applicable Laws; or
(D) By any combination of the foregoing methods.
Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Administrator. For the purposes of the Plan, a “public market” for the Common Stock shall be deemed to exist (i) upon consummation of a firm commitment underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act, or (ii) if the Administrator otherwise determines that there is an established public market for the Common Stock.
(iii) Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee, and has been an Employee continuously since the date the Option was granted, subject to the following:
(A) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed three months, or, if longer, as long as the Participant’s right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled and, if applicable, the Participant’s Termination Date.
(B) Unless the Administrator determines otherwise, if the employment of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent exercisable on the Participant’s Termination Date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the one-year period following the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

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(C) Unless the Administrator determines otherwise, if the employment of the Participant is terminated for any reason other than Disability, death or for “Cause,” his Option may be exercised to the extent exercisable on his Termination Date, except that the Administrator may in its sole discretion accelerate the date for exercising all or any part of the Option which was not otherwise exercisable on the Termination Date. The Option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the Participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (C), the Participant shall be treated as having died while employed under subparagraph (B) (treating for this purpose the Participant’s date of termination of employment as the Termination Date). In the event of the Participant’s death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.
(D) Unless the Administrator determines otherwise, if the employment of the Participant is terminated for “Cause,” his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.
(E) Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A, related regulations or other guidance), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions to exercise, or any combination of the foregoing.
(iv) Unless the Administrator determines otherwise, an Option granted to a Participant who was a Director but who was not an Employee at the time of grant may be exercised only to the extent exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A, related regulations or other guidance) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.
(v) Unless the Administrator determines otherwise, an Option granted to a Participant who was an Independent Contractor at the time of grant (and who does not thereafter become an Employee, in which case he shall be subject to the provisions of Section 7(d)(iii)) may be exercised only to the extent exercisable on the Participant’s Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its sole discretion (subject to any requirements imposed under Code Section 409A, related regulations or other guidance) accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.
(e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Corporation in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

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(f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Corporation or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.
(g) Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator’s discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except for such transfers to immediate family members or related entities as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding sentence, an Option shall be exercisable during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

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8. Stock Appreciation Rights
(a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to the holder of an Option (a “Related Option”) with respect to all or a portion of the shares of Common Stock subject to the Related Option (a “Related SAR”) or may be granted separately to an eligible individual (a “Freestanding SAR”). The base price per share of an SAR shall be no less than 100% the Fair Market Value per share of the Common Stock on the date the SAR is granted (except as may be otherwise permitted in the case of substituted or assumed SARs in accordance with Section 7(b)).
(b) Related SARs: A Related SAR may be granted either concurrently with the grant of the Related Option or (if the Related Option is a Nonqualified Option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such Related Option; provided, however, that Related SARs must be granted in accordance with Code Section 409A, related regulations and other guidance. The base price of a Related SAR shall be equal to the Option Price of the Related Option. Related SARs shall be exercisable only at the time and to the extent that the Related Option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the Award Agreement), and in no event after the complete termination or full exercise of the Related Option. Notwithstanding the foregoing, a Related SAR that is related to an Incentive Option may be exercised only to the extent that the Related Option is exercisable and only when the Fair Market Value exceeds the Option Price of the Related Option. Upon the exercise of a Related SAR granted in connection with a Related Option, the Option shall be canceled to the extent of the number of shares as to which the Related SAR is exercised, and upon the exercise of a Related Option, the Related SAR shall be canceled to the extent of the number of shares as to which the Related Option is exercised or surrendered.
(c) Freestanding SARs: An SAR may be granted without relationship to an Option (as defined above, a “Freestanding SAR”) and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Administrator, subject to the terms of the Plan.
(d) Exercise of SARs:
(i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the applicable Award Agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the Related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Administrator shall terminate.

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(ii) SARs may be exercised by giving written notice to the Corporation in form acceptable to the Administrator at such place and subject to such terms and conditions as may be established by the Administrator or its designee. Unless the Administrator determines otherwise, the date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the Participant of the exercise of such SAR.
(iii) Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an SAR following termination of the Participant’s employment or service with the Corporation. Such provisions shall be determined in the sole discretion of the Administrator, need not be uniform among all SARs issued pursuant to this Section 8, and may reflect distinctions based on the reasons for termination of employment or service. Notwithstanding the foregoing, unless the Administrator determines otherwise, no SAR may be exercised unless the Participant is, at the time of exercise, an eligible Participant, as described in Section 6, and has been a Participant continuously since the date the SAR was granted, subject to the provisions of Sections 7(d)(iii), (iv) and (v).
(e) Payment Upon Exercise: Subject to the limitations of the Plan, upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Corporation in an amount determined by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Notwithstanding the foregoing, the Administrator in its discretion may limit in any manner the amount payable with respect to an SAR. The consideration payable upon exercise of an SAR shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR) or a combination of cash and shares of Common Stock, as determined by the Administrator.
(f) Nontransferability: Unless the Administrator determines otherwise, (i) SARs shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and (ii) SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
9. Restricted Awards
(a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Restricted Awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Such Restricted Awards may be in the form of Restricted Stock Awards and/or Restricted Stock Units that are subject to certain conditions, which conditions must be met in order for the Restricted Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. Restricted Stock Units shall be payable in cash or shares of Common Stock, or partly in cash and partly in shares of Common Stock, in accordance with the terms of the Plan and the discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Award may be earned (the “Restriction Period”), and shall determine the conditions which must be met in order for a Restricted Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, payment of a stipulated purchase price, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Displacement, Disability, death or any combination of such conditions. In the case of Restricted Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Awards (subject to Section 1(ee)).

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(b) Vesting of Restricted Awards: Subject to the terms of the Plan and Code Section 409A, related regulations or other guidance, the Administrator shall have sole authority to determine whether and to what degree Restricted Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Awards. The Administrator may (subject to any restrictions imposed under Code Section 409A, related regulations or other guidance) accelerate the date that any Restricted Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Awards granted to any Participant.
(c) Forfeiture of Restricted Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason and all or any part of a Restricted Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect to the Award or any shares of Common Stock, cash or other benefits related to the Award.
(d) Shareholder Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a Participant shall have dividend rights, voting rights or other rights as a shareholder with respect to shares subject to a Restricted Stock Award which has not yet vested or been earned. If the Administrator so determines, a certificate or certificates for whole shares of Common Stock subject to a Restricted Stock Award may be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator or its designee shall have the right to retain custody of certificates evidencing the shares subject to a Restricted Stock Award and to require the Participant to deliver to the Corporation a stock power, endorsed in blank, with respect to such Award, until such time as the Restricted Stock Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.
(e) Nontransferability: Unless the Administrator determines otherwise, Restricted Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.
10. Dividends and Dividend Equivalents
Awards granted under the Plan shall, to the extent vested, earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of Common Stock or share equivalents. Notwithstanding the other provisions herein, any dividends or dividend equivalent rights related to an Award shall be structured in a manner so as to avoid causing the Award to be subject to Code Section 409A or shall otherwise be structured so that the Award and dividends or dividend equivalents are in compliance with Code Section 409A, related regulations or other guidance.
11. No Right or Obligation of Continued Employment or Service
Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the service of the Corporation or an Affiliate as an Employee, Director or Independent Contractor or to interfere in any way with the right of the Corporation or an Affiliate to terminate the Participant’s employment or service at any time. Except as otherwise provided in the Plan, an Award Agreement or as may be determined by the Administrator, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service.

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12. Amendment and Termination of the Plan
(a) Amendment and Termination: The Plan may be amended, altered and/or terminated at any time by the Administrator; provided, however, that approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by Applicable Laws. Any Award may be amended, altered and/or terminated at any time by the Administrator; provided, however, that any such amendment, alteration or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.
(b) Unilateral Authority of Administrator to Modify Plan and Awards: Notwithstanding Section 12(a) herein, the following provisions shall apply:
(i) The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without shareholder approval, unless such shareholder approval is required by Applicable Laws) to the extent necessary to comply with Applicable Laws or changes to Applicable Laws (including but not limited to Code Section 409A and Code Section 422, related regulations or other guidance and federal securities laws).
(ii) The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Corporation or any Affiliate, or the financial statements of the Corporation or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.
(c) Cash Settlement: Notwithstanding any provision of the Plan, an Award or an Award Agreement to the contrary, the Administrator shall have discretion (subject to (i) any requirements imposed under Code Section 409A, related regulations or other guidance and (ii) consideration of such accounting principles as the Administrator deems relevant) to cause any Award (or portion thereof) granted under the Plan to be canceled in consideration of an alternative award or cash payment of an equivalent cash value, as determined by the Administrator in its sole discretion, made to the holder of such canceled Award.
13. Restrictions on Awards and Shares
(a) General: As a condition to the issuance and delivery of Common Stock hereunder, or the grant of any benefit pursuant to the Plan, the Corporation shall require a Participant or other person to become a party to an Award Agreement, the Shareholders Agreement, other agreement(s) restricting the transfer, purchase or repurchase of shares of Common Stock of the Corporation, voting agreement or such other agreements and any other employment agreements, consulting agreements, non-competition agreements, confidentiality agreements, non-solicitation agreements or other similar agreements imposing such restrictions as may be required by the Corporation. In addition, without in any way limiting the effect of the foregoing, each Participant or other holder of shares issued under the Plan shall be permitted to transfer such shares only if such transfer is in accordance with the terms of Section 13 herein, the Award Agreement, the Shareholders Agreement and any other applicable agreements. The acquisition of shares of Common Stock under the Plan by a Participant or any other holder of shares shall be subject to, and conditioned upon, the agreement of the Participant or other holder of such shares to the restrictions described in this Section 13, the Award Agreement, the Shareholders Agreement and any other applicable agreements.

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(b) Compliance with Applicable Laws: The Corporation may impose such restrictions on Awards, shares and any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with Applicable Laws (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by Applicable Laws or as may be advised by legal counsel.
14. Change in Control
In the event of a Change in Control, all Awards shall vest and become immediately exercisable in full.
15. Compliance with Code Section 409A
(a) General: Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Section 409A of the Code is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Corporation that the Plan and all such Awards shall comply with Code Section 409A, related regulations or other guidance, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Deferrals of shares or any other benefit issuable pursuant to an Award otherwise exempt from Code Section 409A in a manner that would cause Code Section 409A to apply shall not be permitted unless such deferrals are in compliance with Code Section 409A, related regulations or other guidance. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A, related regulations or other guidance require that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A or any related regulations or other guidance, then neither the Corporation, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.
(b) Special Code Section 409A Provisions for Nonqualified Options: Notwithstanding the other provisions of the Plan, unless otherwise permitted under Code Section 409A, related regulations or other guidance, (i) the Option Price for a Nonqualified Option may never be less than the Fair Market Value of the Common Stock on the date of grant of the Option and the number of shares subject to the Option shall be fixed on the original grant date; (ii) the transfer or exercise of the Option shall be subject to taxation under Code Section 83 and related regulations; and (iii) the Nonqualified Option may not include any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of the Option or the time the shares acquired pursuant to the exercise of the Option first became substantially vested.

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(c) Special Code Section 409A Provisions for SARs: Notwithstanding the other provisions the Plan, unless otherwise permitted under Code Section 409A, related regulations or other guidance, (i) compensation payable under an SAR cannot be greater than the difference between the Fair Market Value of the Common Stock on the SAR grant date and the Fair Market Value of the Common Stock on the SAR exercise date; (ii) the SAR base price may never be less than the Fair Market Value of the Common Stock on the date the SAR is granted; and (iii) the SAR may not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the SAR.
(d) Short-Term Deferrals: Except to the extent otherwise required or permitted under Code Section 409A, related regulations or other guidance, distributions pursuant to Restricted Stock Units or any Awards granted under the Plan that are subject to Code Section 409A must be made no later than the later of (A) the 15th day of the third month following the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture; or (B) the 15th day of the third month following the end of the Corporation’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture. Notwithstanding the foregoing, if and to the extent that the distribution of shares of Common Stock or any other benefit payable pursuant to an Award is deemed to involve the deferral of compensation that is not otherwise exempt from Code Section 409A, then (i) the distribution of such shares or benefit shall occur no later than the end of the calendar year in which the Award vests; and (ii) if the Participant is or may be a “specified employee” (as defined in Code Section 409A, related regulations or other guidance), a distribution due to separation from service may not be made before the date that is six months after the date of separation from service (or, if earlier, the date of death of the Participant), except as may be otherwise permitted pursuant to Code Section 409A, related regulations or other guidance.
16. General Provisions
(a) Shareholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 9(d) regarding Restricted Stock Awards), a Participant and his legal representative, legatees or distributes shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option or SAR shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Corporation in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 9(d) regarding Restricted Stock Awards, a certificate for any shares of Common Stock issuable pursuant to a Restricted Award shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) after the Award (or portion thereof) has vested or been earned and any other conditions to distribution have been met.
(b) Withholding: The Corporation shall withhold all required local, state, federal, foreign and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Corporation shall require any recipient of an Award to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, foreign or other income tax obligations relating to such an Award, by electing (the “election”) to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

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(c) Section 16(b) Compliance: If and to the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Corporation that transactions under the Plan by such persons shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.
(d) Code Section 162(m) Performance-Based Compensation. If and to the extent to which Section 162(m) of the Code is applicable, the Corporation intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and related regulations, unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) and related regulations shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m), unless the Administrator, in its discretion, determines otherwise.
(e) Unfunded Plan; No Effect on Other Plans:
(i) The Plan shall be unfunded, and the Corporation shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Corporation and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any Affiliate, including, without limitation, any specific funds, assets or other property which the Corporation or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.
(ii) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.
(iii) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Corporation or any Affiliate, nor shall the Plan preclude the Corporation from establishing any other forms of stock incentive or other compensation for employees or service providers of the Corporation or any Affiliate.
(f) Applicable Laws: The Plan shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

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(g) Beneficiary Designation: The Administrator may in its discretion permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.
(h) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.
(i) Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
(j) Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
(k) Successors and Assigns: The Plan shall be binding upon the Corporation, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.
(l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Corporation may reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to or on behalf of the Corporation that is or becomes due and payable.
(m) Effect of Changes in Status: An Award shall not be affected by any change in the terms, conditions or status of the Participant’s employment or service, provided that the Participant continues to be an employee of, or in service to, the Corporation or an Affiliate.
(n) Shareholder Approval: The Plan is subject to approval by the shareholders of the Corporation, which approval must occur, if at all, within 12 months of the Effective Date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.
(o) Fractional Shares: Except as otherwise provided by an Award Agreement or the Administrator, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued. The Administrator may, in its discretion, determine that a fractional share shall be settled in cash.

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IN WITNESS WHEREOF, this MiMedx Group, Inc. Assumed 2006 Stock Incentive Plan, is, by the authority of the Board of Directors of the Corporation, executed in behalf of the Corporation, effective as of the  _____  day of  _____, 2011.

MIMEDX GROUP, INC.

By:	/s/ Parker H. Petit

	Name:	Parker H. “Pete” Petit
	Title:	Chairman
ATTEST:

/s/ Roberta L. McCaw Secretary
[Corporate Seal]

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